THIRD QUARTER 2012

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.  Any offers to sell or solicitations of the Company shall be made by means of a prospectus.  The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”).  In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein.  Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings.  Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage /Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Roseland Transaction	9
• Equity Activity / Dividends	10
• Leasing	10 – 11
• Information About FFO	12
• Key Financial Data	13
• Same-Store Results and Analysis	14
• Unconsolidated Joint Ventures Summary	15 – 17
• Select Financial Ratios	18
• Debt Analysis:
• Debt Breakdown / Future Repayments	19
• Debt Maturities	20
• Debt Detail	21

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	23
• Consolidated Balance Sheets	24
• Consolidated Statement of Changes in Equity	25
• Statements of Funds from Operations	26
• Statements of Funds from Operations Per Diluted Share	27
• Reconciliation of Basic-to-Diluted Shares/Units	28

IV. VALUE CREATION PIPELINE
• Properties Commencing Initial Operations / Summary of Construction Projects	30
• Rental Property Sales/Dispositions / Rental Property Held for Sale	31
• Summary of Land Parcels	32
• Roseland Transaction Information	33 – 36

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	38 – 43
• Market Diversification (MSAs)	44
• Industry Diversification (Top 30 Tenant Industries)	45
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	46
(b) Square Footage	47
(c) Base Rental Revenue	48
(d) Percentage Leased	49
• Consolidated Property Listing (by Property Type)	50 – 59
• Significant Tenants (Top 50 Tenants)	60 – 61
• Schedules of Lease Expirations (by Property Type)	62 – 66

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•
risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants;

•
the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinancing existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference.  The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

I.  COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.6 billion at September 30, 2012.  Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 60 years and has been a publicly-traded REIT since 1994.  Mack-Cali owns or has interests in 276 properties, primarily class A office and office/flex buildings, totaling approximately 32.2 million square feet, serving as home to over 2,000 tenants.  The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 11.5 million square feet of additional commercial space.

History

Established over 60 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly traded company listed on the New York Stock Exchange under the ticker symbol CLI.  Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of September 30, 2012)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	276
Total Square Feet	32.2 million square feet
Geographic Diversity	Five states and the District of Columbia
New Jersey Presence	23.0 million square feet
Northeast Presence	32.2 million square feet
Common Shares and
Units Outstanding	100.0 million
Dividend-- Quarter/Annualized	$0.45/$1.80
Dividend Yield	6.8%
Total Market Capitalization	$4.6 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	Alan G. Philibosian
Kenneth M. Duberstein	Irvin D. Reid
Nathan Gantcher	Vincent Tese
Mitchell E. Hersh	Roy J. Zuckerberg
David S. Mack

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Anthony Krug, Chief Accounting Officer

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Equity Research Coverage

Bank of America Merrill Lynch James C. Feldman (646) 855-5808	ISI Group Steve Sakwa (212) 446-9462
Barclays Capital Ross Smotrich (212) 526-2306	J.P. Morgan Anthony Paolone (212) 622-6682
Citigroup Michael Bilerman (212) 816-1383	KeyBanc Capital Markets Jordan Sadler (917) 368-2280
Cowen and Company James Sullivan (646) 562-1380	Stifel, Nicolaus & Company, Inc. John W. Guinee, III (443) 224-1307
Deutsche Bank North America John N. Perry (212) 250-4912	UBS Investment Research Ross T. Nussbaum (212) 713-2484
Green Street Advisors Michael Knott (949) 640-8780

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) available to common shareholders for the quarter ended September 30, 2012 amounted to $65.0 million, or $0.65 per share.  For the nine months ended September 30, 2012, FFO available to common shareholders equaled $201.6 million, or $2.01 per share.

Net income available to common shareholders for the third quarter 2012 equaled $14.3 million, or $0.16 per share.  For the nine months ended September 30, 2012, net income available to common shareholders amounted to $50.1 million, or $0.57 per share.

Total revenues for the third quarter 2012 were $173.2 million.  For the nine months ended September 30, 2012, total revenues amounted to $534.7 million.

All per share amounts presented above are on a diluted basis.

The Company had 87,821,885 shares of common stock, and 12,177,122 common operating partnership units outstanding as of September 30, 2012.  The Company had a total of 99,999,007 common shares/common units outstanding at September 30, 2012.

As of September 30, 2012, the Company had total indebtedness of approximately $2.0 billion, with a weighted average annual interest rate of 6.19 percent.

The Company had a debt-to-undepreciated assets ratio of 34.4 percent at September 30, 2012.  The Company had an interest coverage ratio of 3.1 times for the quarter ended September 30, 2012.

In July, the Company entered into a ground lease with Wegmans Food Markets, Inc. at its undeveloped site in Hanover Township, New Jersey.  Subject to receiving all necessary governmental approvals, Wegmans intends to construct a store of approximately 140,000 square feet on a finished pad to be delivered by the Company in the first quarter of 2014.  The Company expects to incur costs of approximately $12.1 million for the construction of the finished pad (of which the Company has incurred $0.5 million through September 30, 2012).

Roseland Transaction

In October, the Company acquired the real estate development and management businesses of Roseland Partners, L.L.C., a premier multi-family residential community developer and operator in the Northeast, and Roseland’s interests in six operating multi-family properties totaling 1,769 apartments, one condo-residential property totaling four units and four commercial properties totaling approximately 212,000 square feet, 13 in-process development projects, which include nine multi-family properties totaling 2,149 apartments, two garages totaling 1,591 parking spaces and two retail properties totaling approximately 35,400 square feet, and interests or options in land parcels which may support approximately 5,980 apartments, approximately 736,000 square feet of commercial space, and a 321-key hotel. The locations of the properties extend from New Jersey to Massachusetts. The majority of the properties are located in New Jersey, in particular, at its flagship development at Port Imperial in Weehawken and West New York, in addition to the Jersey City Waterfront and other urban in-fill and transit-oriented locations.

The Roseland business and real property interests were acquired for aggregate consideration of up to $134.6 million, subject to adjustment, consisting of $115.0 million in cash and approximately $4.0 million of assumed debt at closing and an additional earn-out of up to $15.6 million in cash over the next three years, under certain conditions.  During the three-year earn-out period, each of Roseland’s principals, Marshall Tycher, Brad Klatt and Carl Goldberg, will serve as co-presidents of Roseland Management Services, L.P., a newly formed wholly owned subsidiary of Mack-Cali, pursuant to employment agreements executed at closing. Mitchell E. Hersh, President and Chief Executive Officer of Mack-Cali Realty Corporation, also assumed the role of Chairman and Chief Executive of Roseland Management Services, L.P.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

The transaction was financed through a combination of cash on hand and borrowings under the Company’s $600 million unsecured revolving credit facility.

Equity Activity

In September, the Company’s Board of Directors authorized a share repurchase program under which the Company may purchase up to $150 million of the Company’s outstanding Common Stock. Purchases may be made from time to time in open market transactions or through privately negotiated transactions.

Dividends

In September, the Company’s Board of Directors declared a cash dividend of $0.45 per common share (indicating an annual rate of $1.80 per common share) for the third quarter 2012, which was paid on October 12, 2012 to shareholders of record as of October 3, 2012.

Leasing

Mack-Cali’s consolidated in-service portfolio was 87.5 percent leased at September 30, 2012, as compared to 87.6 percent leased at June 30, 2012.

For the quarter ended September 30, 2012, the Company executed 121 leases at its consolidated in-service portfolio totaling 932,990 square feet, consisting of 511,963 square feet of office space, 343,824 square feet of office/flex space and 77,203 square feet of industrial/warehouse space.  Of these totals, 373,177 square feet were for new leases and 559,813 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:
-
NICE Systems Inc., a provider of software solutions, signed a new lease for 34,416 square feet at Mack-Cali Centre VI, 461 From Road in Paramus.  The 253,554 square-foot office building is 40.8 percent leased.

-
DSM Services USA, Inc., a life sciences and materials company, signed a new lease for 31,899 square feet at 8 Campus Drive in Parsippany.  The 215,265 square-foot office building, located in Mack-Cali Business Campus, is 48.0 percent leased.

-
ORBCOMM Inc., a global satellite data communications company, signed a new lease for 31,159 square feet at Mack-Cali Centre V, 395 W. Passaic Street in Rochelle Park.  The 100,589 square-foot office building is 65.3 percent leased.

-
MCI Communications Services, Inc., a global telecommunications company, signed a renewal for 20,698 square feet at 101 Hudson Street in Jersey City.  The 1,246,283 square-foot office building is 89.0 percent leased.

-
ProSight Specialty Insurance, an insurance holding company, signed a lease expanding their current space by 16,721 square feet at 412 Mt. Kemble Avenue in Morris Township.  The 475,100 square-foot office building is 67.9 percent leased.

-
Manfrotto Distribution, Inc., an importer and distributor of imaging-related products, signed a new lease for 16,009 square feet at 10 Mountainview Road in Upper Saddle River.  The 192,000 square-foot office building is 82.4 percent leased.

WESTCHESTER COUNTY, NEW YORK:
-	United Parcel Service, Inc. signed a renewal for the entire 77,200 square-foot 3 Warehouse Lane in Elmsford. The industrial/warehouse building is located in Elmsford Distribution Center.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

CSC Holdings, Inc., the parent company of Cablevision Systems, a global telecommunications and media company, signed a renewal for 38,900 square feet at 6 Executive Plaza in Yonkers.  The 80,000 square-foot office/flex building, located in South Westchester Executive Park, is 100 percent leased.

-	The Artina Group, Inc., a manufacturer of software compatible forms for business printing, signed a relocation and extension of 19,250 square feet at 250 Clearbrook Road in Elmsford.

-
Also at 250 Clearbrook Road, General Phosphorix LLC, a distributor of novel beverages, signed transactions totaling 18,250 square feet representing a 15,350 square-foot renewal and a 2,900 square-foot expansion. The 155,000 square-foot office/flex building, located in Cross Westchester Executive Park, is 94.5 percent leased.

-
Phoenix Fitness Ventures, Inc. dba Court Sports, a fitness health club, signed a new lease for 17,863 square feet at 150 Clearbrook Road in Elmsford.  The 74,900 square-foot office/flex building, located in Cross Westchester Executive Park, is 99.3 percent leased.

CONNECTICUT:
-	FedEx Ground Package System, Inc. signed a lease extension for the entire 66,000 square feet at 600 West Avenue in Stamford Executive Park in Stamford.

SUBURBAN PHILADELPHIA:
-
Cort Business Services Corp., a Berkshire Hathaway Inc. company and a provider of furniture rental and services, signed a renewal for 46,880 square feet at 31 Twosome Drive in Moorestown, NJ.  The 84,200 square-foot office/flex building, located in Moorestown West Corporate Center, is 100 percent leased.

Additionally, RGN, a subsidiary of HQ Global Workplaces, LLC, signed new leases totaling 110,242 square feet at the following locations:
-	13,503 square feet at 999 Riverview Drive in Totowa, NJ. The 56,066 square-foot office building, located at Mack-Cali Commercenter, is 89.2 percent leased.
-	16,332 square feet at 233 Mount Airy Road in Basking Ridge, NJ. The 66,000 square-foot office building is 24.7 percent leased.
-	15,512 square feet at 30 Knightsbridge Road in Piscataway, NJ. 30 Knightsbridge Road is a four-building office complex totaling 680,350 square feet and is 91.0 percent leased.
-	12,370 square feet at Mack-Cali Woodbridge at 581 Main Street in Woodbridge, NJ. The 200,000 square-foot office building is 99.3 percent leased.
-	9,797 square feet at 20 Commerce Drive in Cranford, NJ. The 176,600 square-foot office building, located in Cranford Business Park, is 99.4 percent leased.
-	14,811 square feet at 7 Skyline Drive in Hawthorne, NY. The 109,000 square-foot office building, located in Mid-Westchester Executive Park, is 82.0 percent leased.
-	14,112 square feet at Five Sentry Park West in Blue Bell, PA. The 38,400 square-foot office building is 68.3 percent leased.
-	13,805 square feet at 400 Rella Boulevard in Suffern, NY. The 180,000 square-foot office building is 93.6 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items, sales of depreciable rental property, and impairments related to depreciable rental property, plus real estate-related depreciation and amortization.  The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT.  The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from sales of properties and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.

FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.  FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition.  However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”).  A reconciliation of net income per share to FFO per share is included in the financial tables on page 27.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Key Financial Data

			As of or for the three months ended
	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11
Shares and Units:
Common Shares Outstanding	87,821,885	87,819,278	87,811,226	87,799,479	87,141,716
Common Units Outstanding	12,177,122	12,177,122	12,187,122	12,197,122	12,771,105
Combined Shares and Units	99,999,007	99,996,400	99,998,348	99,996,601	99,912,821
Preferred Shares Outstanding	0	0	0	0	10,000
Weighted Average- Basic (a)	100,003,034	99,999,564	99,992,282	99,869,353	99,818,419
Weighted Average- Diluted (b)	100,074,809	100,068,762	100,062,203	99,939,994	99,916,948
Common Share Price ($’s):
At the end of the period	26.60	29.07	28.82	26.69	26.75
High during period	29.45	29.37	29.80	28.91	34.77
Low during period	26.31	26.37	25.68	23.71	25.70

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (c)	2,661,629	2,908,635	2,883,784	2,670,846	2,699,699
Total Debt	1,970,254	1,929,596	1,940,715	1,914,215	1,886,500
Total Market Capitalization	4,631,883	4,838,231	4,824,499	4,585,061	4,586,199
Total Debt/ Total Market Capitalization	42.54%	39.88%	40.23%	41.75%	41.13%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,269,573	4,270,207	4,299,434	4,295,759	4,309,872
Gross Book Value of Real Estate Assets	5,295,248	5,269,762	5,226,792	5,279,770	5,253,281
Total Liabilities	2,191,345	2,163,930	2,160,211	2,141,759	2,131,451
Total Equity	2,078,228	2,106,277	2,139,223	2,154,000	2,178,421
Total Revenues	173,212	178,462	182,980	177,971	175,437
Capitalized Interest	888	305	230	205	122
Scheduled Principal Amortization	1,201	503	829	785	752
Interest Coverage Ratio	3.13	2.96	3.43	3.14	3.32
Fixed Charge Coverage Ratio	2.92	2.88	3.31	3.03	3.16
Net Income	16,176	11,411	29,267	18,438	24,083
Net Income Available to Common Shareholders	14,281	10,101	25,767	16,122	20,500
Earnings per Share—diluted	0.16	0.11	0.29	0.18	0.24
FFO per Share—diluted (d)	0.65	0.62	0.74	0.68	0.73
Dividends Declared per Share	0.45	0.45	0.45	0.45	0.45
FFO Payout Ratio—diluted (d)	69.27%	72.55%	60.46%	66.08%	61.64%

Portfolio Size:
Properties	276	277	277	278	278
Total Square Footage	32,192,587	32,240,287	32,240,287	32,414,411	32,414,411
Sq. Ft. Leased at End of Period (e) (f)	87.5%	87.6%	87.9%	88.3%	88.2%

(a)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(b)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(c)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(d)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 12.
(e)	Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.
(f)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended September 30,			%
	2012	2011	Change	Change

Total Property Revenues	$169,996	$170,887	$(891)	(0.5)

Real Estate Taxes	22,255	14,200	8,055	56.7
Utilities	17,859	19,845	(1,986)	(10.0)
Operating Services	27,131	27,033	98	0.4
Total Property Expenses:	67,245	61,078	6,167	10.1

GAAP Net Operating Income	102,751	109,809	(7,058)	(6.4)

Less: straight-lining of rents adj.	1,716	2,053	(337)	(16.4)

Net Operating Income	$101,035	$107,756	$(6,721)	(6.2)

Percentage Leased at Period End	87.7%	88.6%

Total Properties:	264

Total Square Footage:	30,754,754

	For the nine months ended September 30,			%
	2012	2011	Change	Change

Total Property Revenues	$508,891	$519,392	$(10,501)	(2.0)

Real Estate Taxes	70,051	63,121	6,930	11.0
Utilities	48,405	56,244	(7,839)	(13.9)
Operating Services	79,990	86,017	(6,027)	(7.0)
Total Property Expenses:	198,446	205,382	(6,936)	(3.4)

GAAP Net Operating Income	310,445	314,010	(3,565)	(1.1)

Less: straight-lining of rents adj.	4,607	4,730	(123)	(2.6)

Net Operating Income	$305,838	$309,280	$(3,442)	(1.1)

Percentage Leased at Period End	87.6%	88.6%

Total Properties:	263

Total Square Footage:	30,550,697

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

As of September 30, 2012

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %
Office Properties:
Red Bank Corporate Plaza	Red Bank Corporate Plaza	1	Red Bank, NJ	100.0%	92,878	50.0%
Gramercy Portfolio	Bellemead Portfolio	4	New Jersey	48.8%	466,508	n/a
12 Vreeland Realty L.L.C.	12 Vreeland Road	1	Florham Park, NJ	100.0%	139,750	50.0%
Gale Jefferson L.L.C.	One Jefferson Road	1	Parsippany, NJ	100.0%	100,010	8.33%

Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%
Boston-Downtown Crossing	Downtown Crossing	1	Boston, MA	n/a	multi-use	15.0%

Other:
Stamford SM L.L.C.	Senior Mezzanine Loan	n/a	Stamford, CT	n/a	n/a	80.0%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of September 30, 2012 and December 31, 2011 (dollars in thousands):

	September 30, 2012
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Stamford SM LLC	Combined Total
Assets:
Rental property, net	$7,875	$56,265	$22,353	$38,267	$14,046	--	--	--	$138,806
Loan receivable	--	--	--	--	--	--	--	$41,610	41,610
Other assets	1,478	14,623	3,301	5,680	1,356	$46,198	$2,673	227	75,536
Total assets	$9,353	$70,888	$25,654	$43,947	$15,402	$46,198	$2,673	$41,837	$255,952
Liabilities and partners’/members' capital (deficit):
Mortgages, loans payable and other obligations	--	$69,405	$17,542	$50,978	--	--	--	--	$137,925
Other liabilities	$530	5,814	309	935	$725	--	--	--	8,313
Partners’/members’ capital (deficit)	8,823	(4,331)	7,803	(7,966)	14,677	$46,198	$2,673	$41,837	109,714
Total liabilities and partners’/members’ capital (deficit)	$9,353	$70,888	$25,654	$43,947	$15,402	$46,198	$2,673	$41,837	$255,952
Company’s investments in unconsolidated joint ventures, net	$4,334	$(960)	$3,804	--	$10,837	$13,006	$1,068	$33,470	$65,559

	December 31, 2011
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Stamford SM LLC	Combined Total
Assets:
Rental property, net	$8,335	$59,733	$22,903	$39,276	$13,122	--	--	--	$143,369
Other assets	933	12,840	2,909	5,669	521	$46,121	$2,927	--	71,920
Total assets	$9,268	$72,573	$25,812	$44,945	$13,643	$46,121	$2,927	--	$215,289
Liabilities and partners’/members' capital (deficit):
Mortgages, loans payable and other obligations	--	$70,690	$18,100	$50,978	$1,207	--	--	--	$140,975
Other liabilities	$531	4,982	117	1,086	168	--	--	--	6,884
Partners’/members’ capital (deficit)	8,737	(3,099)	7,595	(7,119)	12,268	$46,121	$2,927	--	67,430
Total liabilities and partners’/members’ capital (deficit)	$9,268	$72,573	$25,812	$44,945	$13,643	$46,121	$2,927	--	$215,289
Company’s investments in unconsolidated joint ventures, net	$4,291	$(343)	$3,676	--	$10,233	$13,005	$1,153	--	$32,015

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended September 30, 2012 and 2011 (dollars in thousands):

	Three Months Ended September 30, 2012
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Stamford SM LLC	Combined Total
Total revenues	$259	$12,214	$851	$1,742	$1,012	--	$68	$1,165	$17,311
Operating and other	(62)	(7,600)	(247)	(942)	(291)	$(21)	--	(6)	(9,169)
Depreciation and amortization	(154)	(1,366)	(228)	(596)	(153)	--	--	--	(2,497)
Interest expense	--	(1,089)	(188)	(389)	(9)	--	--	--	(1,675)
Net income	$43	$2,159	$188	$(185)	$559	$(21)	$68	$1,159	$3,970
Company’s equity in earnings (loss) of unconsolidated joint ventures	$21	$1,080	$94	--	$279	$(6)	$23	$927	$2,418

	Three Months Ended September 30, 2011
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Stamford SM LLC	Combined Total
Total revenues	$272	$9,558	$832	$1,340	$663	--	$75	--	$12,740
Operating and other	(58)	(6,296)	(231)	(968)	(93)	$(362)	--	--	(8,008)
Depreciation and amortization	(154)	(1,415)	(226)	(449)	(261)	--	--	--	(2,505)
Interest expense	--	(1,112)	(167)	(384)	(41)	--	--	--	(1,704)
Net income	$60	$735	$208	$(461)	$268	$(362)	$75	--	$523
Company’s equity in earnings (loss) of unconsolidated joint ventures	$31	$361	$104	--	$134	$(115)	$24	--	$539

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the nine months ended September 30, 2012 and 2011 (dollars in thousands):

	Nine Months Ended September 30, 2012
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Stamford SM LLC	Combined Total
Total revenues	$723	$31,281	$2,497	$4,640	$2,258	--	$197	$2,773	$44,369
Operating and other	(177)	(20,045)	(663)	(2,822)	(579)	$(1,110)	--	(32)	(25,428)
Depreciation and amortization	(460)	(4,179)	(684)	(1,502)	(460)	--	--	--	(7,285)
Interest expense	--	(3,289)	(553)	(1,163)	(12)	--	--	--	(5,017)
Net income	$86	$3,768	$597	$(847)	$1,207	$(1,110)	$197	$2,741	$6,639
Company’s equity in earnings (loss) of unconsolidated joint ventures	$43	$1,884	$298	--	$603	$(333)	$63	$2,193	$4,751

	Nine Months Ended September 30, 2011
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Stamford SM LLC	Combined Total
Total revenues	$721	$28,008	$2,424	$4,674	$1,653	--	$217	--	$37,697
Operating and other	(160)	(18,860)	(601)	(2,860)	(145)	$(1,113)	--	--	(23,739)
Depreciation and amortization	(460)	(4,254)	(677)	(1,781)	(892)	--	--	--	(8,064)
Interest expense	--	(3,357)	(376)	(1,167)	(129)	--	--	--	(5,029)
Net income	$101	$1,537	$770	$(1,134)	$487	$(1,113)	$217	--	$865
Company’s equity in earnings (loss) of unconsolidated joint ventures	$51	$768	$385	--	$243	$(340)	$67	--	$1,174

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Select Financial Ratios

Ratios Computed For Industry	September 30,
Comparisons:	2012	2011
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	46.15%	43.20%

Total Debt/ Total Market Capitalization (Market value) (%)	42.54%	36.05%

Total Debt/ Total Undepreciated Assets (%)	34.41%	33.05%

Secured Debt/ Total Undepreciated Assets (%)	12.31%	13.11%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.13	3.32	3.17	3.23

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	3.01	3.24	3.09	3.17

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.92	3.16	3.04	3.08

FFO Payout (Dividends Declared/Funds from Operations) (%)	69.27%	61.64%	67.02%	63.59%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Debt Analysis

(as of September 30, 2012)

Debt Breakdown

(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate (a)		Weighted Average Maturity in Years
Fixed Rate Unsecured Debt and Other Obligations	$1,198,314	60.82%	5.70%		4.94
Fixed Rate Secured Debt	693,940	35.22%	7.55%		4.98
Variable Rate Secured Debt	11,000	0.56%	2.23%		0.25
Variable Rate Unsecured Debt	67,000	3.40%	1.48%	(b)	3.06
Totals/Weighted Average:	$1,970,254	100.00%	6.19%		4.86

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.23 percent as of September 30, 2012.
(b)	Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $0.7 million for the quarter ended September 30, 2012.

Future Repayments

(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
October 1 – December 31, 2012	$ 2,738	$ 11,000	$ 13,738	3.33%
2013	11,264	104,229	115,493	5.06%
2014	10,468	335,257	345,725	6.82%
2015	8,941	217,000	225,941	4.24%	(b)
2016	8,753	273,120	281,873	7.16%
Thereafter	26,993	979,562	1,006,555	6.39%
Sub-total	69,157	1,920,168	1,989,325
Adjustment for unamortized debt discount/premium and mark-to-market, net, as of September 30, 2012	(19,071)	--	(19,071)
Totals/Weighted Average:	$ 50,086	$1,920,168	$1,970,254	6.19%

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.23 percent as of September 30, 2012.
(b)	Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $0.7 million for the quarter ended September 30, 2012.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Debt Maturities

(dollars in thousands)

	October 1 – December 31, 2012	2013	2014	2015	2016	2017	2018	2019	2020 and Beyond	TOTALS
Secured Debt:
One Grande Commons	$11,000									$11,000
9200 Edmonston Road		$4,229								4,229
6305 Ivy Lane			$5,726							5,726
6301 Ivy Lane			5,320							5,320
35 Waterview			18,185							18,185
6 Becker, 85 Livingston, 75 Livingston, & 20 Waterview			65,035							65,035
4 Sylvan Way			14,575							14,575
10 Independence			16,924							16,924
395 West Passaic			9,492							9,492
4 Becker					$40,432					40,432
5 Becker					14,574					14,574
210 Clay					14,267					14,267
51 Imclone					3,847					3,847
Prudential Portfolio						$141,151				141,151
23 Main Street							$26,566			26,566
Harborside Plaza 5							204,970			204,970
100 Walnut Avenue								$17,281		17,281
One River Center								39,586		39,586
581 Main Street									$ 8	8
Total Secured Debt:	$11,000	$4,229	$135,257	--	$73,120	$141,151	$231,536	$56,867	$ 8	$653,168

Unsecured Debt:
Unsecured credit facility				$67,000						$67,000
4.600% unsecured notes due 6/13		$100,000								100,000
5.125% unsecured notes due 2/14			$200,000							200,000
5.125% unsecured notes due 1/15				150,000						150,000
5.80% unsecured notes due 1/16					$200,000					200,000
7.75% unsecured notes due 8/19								$250,000		250,000
4.50% unsecured notes due 4/22									$300,000	300,000
Total Unsecured Debt:	--	$100,000	$200,000	$217,000	$200,000	--	--	$250,000	$300,000	$1,267,000

Total Debt:	$11,000	$104,229	$335,257	$217,000	$273,120	$141,151	$231,536	$306,867	$300,008	$1,920,168

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Debt Detail

(dollars in thousands)

Property Name	Lender	Effective Interest Rate
			September 30,	December 31,	Date of Maturity
			2012	2011
Senior Unsecured Notes: (a)
5.250%, Senior Unsecured Notes	public debt	5.457%	--	$99,988	--	(b)
6.150%, Senior Unsecured Notes	public debt	6.894%	--	94,438	--	(c)
5.820%, Senior Unsecured Notes	public debt	6.448%	--	25,972	--	(d)
4.600%, Senior Unsecured Notes	public debt	4.742%	$ 99,980	99,958	06/15/13
5.125%, Senior Unsecured Notes	public debt	5.110%	200,330	200,509	02/15/14
5.125%, Senior Unsecured Notes	public debt	5.297%	149,786	149,717	01/15/15
5.800%, Senior Unsecured Notes	public debt	5.806%	200,256	200,313	01/15/16
7.750%, Senior Unsecured Notes	public debt	8.017%	248,532	248,372	08/15/19
4.500%, Senior Unsecured Notes	public debt	4.612%	299,430	--	04/18/22
Total Senior Unsecured Notes:			$1,198,314	$1,119,267

Revolving Credit Facilities:
Unsecured Facility (e)	20 Lenders	LIBOR +1.250%	$67,000	$ 55,500	10/21/15	(f)
Total Revolving Credit Facilities:			$67,000	$ 55,500

Property Mortgages: (g)
2200 Renaissance Boulevard	Wachovia CMBS	5.888%	--	$ 16,171	--	(h)
Soundview Plaza	Morgan Stanley Mortgage Capital	6.015%	--	15,531	--	(i)
One Grande Commons	Capital One Bank	LIBOR+2.00%	$ 11,000	11,000	12/31/12	(j)
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	4,349	4,479	05/01/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	6,064	6,245	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	10,396	10,781	05/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	5,739	5,899	07/01/14
35 Waterview	Wachovia CMBS	6.348%	18,826	19,051	08/11/14
6 Becker, 85 Livingston, 75 Livingston & 20 Waterview	Wachovia CMBS	10.220%	62,867	62,127	08/11/14
4 Sylvan	Wachovia CMBS	10.190%	14,473	14,438	08/11/14
10 Independence	Wachovia CMBS	12.440%	16,161	15,908	08/11/14
4 Becker	Wachovia CMBS	9.550%	38,148	37,769	05/11/16
5 Becker	Wachovia CMBS	12.830%	12,391	12,056	05/11/16
210 Clay	Wachovia CMBS	13.420%	12,162	11,844	05/11/16
51 Imclone	Wachovia CMBS	8.390%	3,880	3,886	05/11/16
Various (k)	Prudential Insurance	6.332%	149,715	150,000	01/15/17
23 Main Street	JPMorgan CMBS	5.587%	30,586	31,002	09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.842%	229,281	231,603	11/01/18
100 Walnut Avenue	Guardian Life Ins. Co.	7.311%	19,080	19,241	02/01/19
One River Center (l)	Guardian Life Ins. Co.	7.311%	43,710	44,079	02/01/19
581 Main Street (m)	Valley National Bank	6.935%	(n) 16,112	16,338	07/01/34
Total Mortgages, Loans Payable and Other Obligations:			$704,940	$739,448
Total Debt:			$1,970,254	$1,914,215

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable.

(b)	These notes were paid at maturity, primarily from borrowing on the Company’s unsecured revolving credit facility.
(c)
On May 25, 2012, the Company redeemed $94.9 million principal amount of its 6.15 percent senior unsecured notes due December 15, 2012 (the “2002 Notes”).  The redemption price, including a make-whole premium, was 103.19 percent of the principal amount of the 2002 Notes, plus accrued and unpaid interest up to the redemption date.  The Company funded the redemption price, including accrued and unpaid interest, of approximately $100.5 million from borrowing on its unsecured revolving credit facility, as well as cash on hand.  In connection with the redemption, the Company recorded approximately $3.3 million as a loss from early extinguishment debt (including the write-off of unamortized deferred financing costs).

(d)
On May 25, 2012, the Company redeemed $26.1 million principal amount of its 5.82 percent senior unsecured notes due March 15, 2013 (the “2003 Notes”). The redemption price, including a make-whole premium, was 103.87 percent of the principal amount of the 2003 Notes, plus accrued and unpaid interest up to the redemption date. The Company funded the redemption price, including accrued and unpaid interest, of approximately $27.4 million from borrowing on its unsecured revolving credit facility, as well as cash on hand. In connection with the redemption, the Company recorded approximately $1.1 million as a loss from early extinguishment of debt (including the write-off of unamortized deferred financing costs).

(e)	Total borrowing capacity under this facility is $600 million.
(f)
On October 21, 2011, the Company amended and restated its unsecured revolving credit facility with a group of 20 lenders.  The $600 million facility is expandable to $1 billion and matures in October 2015.  It has a one-year extension option with the payment of a 20 basis point fee.  The interest rate and facility fee are subject to adjustment, on a sliding scale, based upon the Operating Partnership's unsecured debt ratings.

(g)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to market adjustment of acquired debt and other transaction costs, as applicable.

(h)	On March 28, 2012, the Company transferred the deed for 2200 Renaissance Boulevard to the lender in satisfaction of its obligations.
(i)	On September 4, 2012, the Company repaid this mortgage loan at par, using borrowings under the Company’s unsecured revolving credit facility.
(j)	The mortgage loan has two one-year extension options, subject to certain conditions and the payment of a fee.
(k)	Mortgage is collateralized by seven properties. The Operating Partnership has agreed, subject to certain conditions, to guarantee repayment of a portion of the loan.
(l)	Mortgage is collateralized by the three properties compromising One River Center.
(m)	The Operating Partnership has agreed, subject to certain conditions, to guarantee repayment of a portion of the loan.
(n)
The coupon interest rate will be reset at the end of year 10 (2019) and year 20 (2029) at 225 basis points over the 10-year treasury yield 45 days prior to the reset dates with a minimum rate of 6.875 percent.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
Revenues	2012	2011	2012	2011
Base rents	$146,424	$148,268	$443,709	$443,971
Escalations and recoveries from tenants	21,925	21,323	62,862	72,251
Construction services	1,169	2,359	9,235	8,984
Real estate services	1,285	1,353	3,606	3,737
Other income	2,409	2,134	15,242	9,875
Total revenues	173,212	175,437	534,654	538,818

Expenses
Real estate taxes	22,258	14,261	70,061	63,189
Utilities	17,859	19,845	48,405	56,244
Operating services	27,643	27,604	82,092	86,217
Direct construction costs	979	2,290	8,594	8,656
General and administrative	12,638	8,675	35,343	26,507
Depreciation and amortization	47,829	48,082	143,642	143,635
Total expenses	129,206	120,757	388,137	384,448
Operating income	44,006	54,680	146,517	154,370

Other (Expense) Income
Interest expense	(30,510)	(31,041)	(92,784)	(92,849)
Interest and other investment income	7	9	27	29
Equity in earnings (loss) of unconsolidated joint ventures	2,418	539	4,751	1,174
Loss from early extinguishment of debt	--	--	(4,415)	--
Total other (expense) income	(28,085)	(30,493)	(92,421)	(91,646)
Income from continuing operations	15,921	24,187	54,096	62,724
Discontinued Operations:
Income (loss) from discontinued operations	243	(104)	368	225
Realized gains (losses) and unrealized losses on disposition of rental property, net	12	--	2,390	--
Total discontinued operations, net	255	(104)	2,758	225
Net income	16,176	24,083	56,854	62,949
Noncontrolling interest in consolidated joint ventures	85	96	256	308
Noncontrolling interest in Operating Partnership	(1,949)	(3,028)	(6,624)	(8,001)
Noncontrolling interest in discontinued operations	(31)	13	(337)	(30)
Preferred stock dividends	--	(664)	--	(1,664)
Net income available to common shareholders	$14,281	$20,500	$50,149	$53,562

Basic earnings per common share:
Income from continuing operations	$0.16	$0.24	$0.54	$0.63
Discontinued operations	--	--	0.03	--
Net income available to common shareholders	$0.16	$0.24	$0.57	$0.63

Diluted earnings per common share:
Income from continuing operations	$0.16	$0.24	$0.54	$0.62
Discontinued operations	--	--	0.03	--
Net income available to common shareholders	$0.16	$0.24	$0.57	$0.62

Basic weighted average shares outstanding	87,826	87,019	87,814	85,649

Diluted weighted average shares outstanding	100,075	99,917	100,071	98,631

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	September 30,	December 31,
	2012	2011
Assets
Rental property
Land and leasehold interests	$765,742	$773,026
Buildings and improvements	3,995,933	4,001,943
Tenant improvements	483,955	500,336
Furniture, fixtures and equipment	2,994	4,465
	5,248,624	5,279,770
Less – accumulated depreciation and amortization	(1,455,420)	(1,409,163)
	3,793,204	3,870,607
Rental property held for sale, net	18,404	--
Net investment in rental property	3,811,608	3,870,607
Cash and cash equivalents	21,543	20,496
Investments in unconsolidated joint ventures	65,559	32,015
Unbilled rents receivable, net	136,689	134,301
Deferred charges and other assets, net	206,434	210,470
Restricted cash	19,717	20,716
Accounts receivable, net of allowance for doubtful accounts
of $2,948 and $2,697	8,023	7,154

Total assets	$4,269,573	$4,295,759

Liabilities and Equity
Senior unsecured notes	$1,198,314	$1,119,267
Revolving credit facility	67,000	55,500
Mortgages, loans payable and other obligations	704,940	739,448
Dividends and distributions payable	45,000	44,999
Accounts payable, accrued expenses and other liabilities	106,377	100,480
Rents received in advance and security deposits	50,546	53,019
Accrued interest payable	19,168	29,046
Total liabilities	2,191,345	2,141,759
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Common stock, $0.01 par value, 190,000,000 shares authorized,
87,821,885 and 87,799,479 shares outstanding	878	878
Additional paid-in capital	2,538,729	2,536,184
Dividends in excess of net earnings	(715,903)	(647,498)
Total Mack-Cali Realty Corporation stockholders’ equity	1,823,704	1,889,564

Noncontrolling interest in subsidiaries:
Operating Partnership	252,869	262,499
Consolidated joint ventures	1,655	1,937
Total noncontrolling interests in subsidiaries	254,524	264,436

Total equity	2,078,228	2,154,000

Total liabilities and equity	$4,269,573	$4,295,759

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
(in thousands) (unaudited)

			Additional	Dividends in	Noncontrolling
	Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2012	87,800	$878	$2,536,184	$(647,498)	$264,436	$2,154,000
Net income	--	--	--	50,149	6,705	56,854
Common stock dividends	--	--	--	(118,554)	--	(118,554)
Common unit distributions	--	--	--	--	(16,444)	(16,444)
Decrease in noncontrolling interest	--	--	--	--	(26)	(26)
Redemption of common units
for common stock	20	--	429	--	(429)	--
Shares issued under Dividend
Reinvestment and Stock
Purchase Plan	7	--	186	--	--	186
Cancellation of shares	(5)	--	(126)	--	--	(126)
Stock compensation	--	--	2,338	--	--	2,338
Rebalancing of ownership percentage
between parent and subsidiaries	--	--	(282)	--	282	--
Balance at September 30, 2012	87,822	$878	$2,538,729	$(715,903)	$254,524	$2,078,228

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net income available to common shareholders	$14,281	$20,500	$50,149	$53,562
Add: Noncontrolling interest in Operating Partnership	1,949	3,028	6,624	8,001
Noncontrolling interest in discontinued operations	31	(13)	337	30
Real estate-related depreciation and amortization on continuing operations (a)	48,750	49,018	146,405	146,508
Real estate-related depreciation and amortization on discontinued operations	13	416	441	1,279
Deduct: Discontinued operations – Realized (gains) losses and unrealized losses on disposition of rental property, net	(12)	--	(2,390)	--
Funds from operations available to common shareholders (b)	$65,012	$72,949	$201,566	$209,380

Diluted weighted average shares/units outstanding (c)	100,075	99,917	100,071	98,631

Funds from operations per share/unit – diluted	$0.65	$0.73	$2.01	$2.12

Dividends declared per common share	$0.45	$0.45	$1.35	$1.35

Dividend payout ratio:
Funds from operations-diluted	69.27%	61.64%	67.02%	63.59%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$9,040	$6,847	$19,361	$15,105
Tenant improvements and leasing commissions (d)	$15,107	$12,225	$36,202	$31,667
Straight-line rent adjustments (e)	$1,733	$2,098	$4,913	$6,889
Amortization of (above)/below market lease intangibles, net	$335	$393	$1,040	$950

(a) Includes the Company’s share from unconsolidated joint ventures of $974 and $1,047 for the three months ended September 30, 2012 and 2011, respectively, and $2,963 and $3,215 for the nine months ended September 30, 2012 and 2011, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 12.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (12,177 and 12,799 shares for the three months ended September 30, 2012 and 2011, respectively, and 12,184 and 12,863 shares for the nine months ended September 30, 2012 and 2011, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 28.

(d) Excludes expenditures for tenant spaces that have not been owned for at least a year or were vacant for more than a year.
(e) Includes the Company’s share from unconsolidated joint ventures of $17 and $45 for the three months ended September 30, 2012 and 2011, respectively, and $50 and $154 for the nine months ended September 30, 2012 and 2011, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations Per Diluted Share
 (amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2012	2011	2012	2011
Net income available to common shareholders	$0.16	$0.24	$0.57	$0.62
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.49	0.49	1.46	1.49
Real estate-related depreciation and amortization on discontinued operations	--	--	--	0.01
Deduct: Realized (gains) losses and unrealized losses on disposition of rental property, net	--	--	(0.02)	--
Funds from operations available to common shareholders (b)	$0.65	$0.73	$2.01	$2.12
Diluted weighted average shares/units outstanding (c)	100,075	99,917	100,071	98,631

(a) Includes the Company’s share from unconsolidated joint ventures of $0.01 and $0.01 for the three months ended September 30, 2012 and 2011, respectively, and $0.03 and $0.03 for the nine months ended September 30, 2012 and 2011, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 12.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (12,177 and 12,799 shares for the three months ended September 30, 2012 and 2011, respectively, and 12,184 and 12,863 shares for the nine months ended September 30, 2012 and 2011, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 28.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Mack-Cali Realty Corporation and Subsidiaries
Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Basic weighted average shares outstanding:	87,826	87,019	87,814	85,649
Add: Weighted average common units	12,177	12,799	12,184	12,864
Basic weighted average shares/units:	100,003	99,818	99,998	98,513
Add: Stock options	--	15	--	30
Restricted Stock Awards	72	84	73	88
Diluted weighted average shares/units outstanding:	100,075	99,917	100,071	98,631

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

IV.  VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

IV. VALUE CREATION PIPELINE

Properties Commencing Initial Operations
(dollars in thousands)

For the nine months ended September 30, 2012

None.

For the year ended December 31, 2011

Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a)
5/01/11	55 Corporate Drive	Bridgewater, New Jersey	1	204,057	$48,070
Total Properties Commencing Initial Operations			1	204,057	$48,070

(a)	Amount is as of December 31, 2011.

Summary of Construction Projects
(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number Of Buildings	Square Feet	Costs Incurred Through 9/30/12	Total Estimated Costs	Current % Leased
Wholly Owned:
14 Sylvan Way	Parsippany, NJ	Office	2013-1Q	1	203,000	$30,735	$53,504	100.0%
Total				1	203,000	$30,735	$53,504	100.0%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Rental Property Sales/Dispositions
(dollars in thousands)

For the nine months ended September 30, 2012

Date	Address	Location	# of Bldgs.	Rentable Square Feet	Realized Gains/(loss)
Office:
3/28/12	2200 Renaissance Boulevard	King of Prussia, Pennsylvania	1	174,124	$ 4,511
7/25/12	95 Chestnut Ridge Road	Montvale, New Jersey	1	47,700	12
Total Office Properties:			2	221,824	$ 4,523

For the year ended December 31, 2011

None.

Rental Property Held For Sale
(dollars in thousands)

At September 30, 2012

Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Book Value at 9/30/12
Office:
224 Strawbridge Drive	Moorestown, Burlington County, NJ (a)	1	74,000	$ 5,549
228 Strawbridge Drive	Moorestown, Burlington County, NJ (a)	1	74,000	6,231
232 Strawbridge Drive	Moorestown, Burlington County, NJ (a)	1	74,258	6,624
Total Office Properties		3	222,258	$ 18,404

(a)	At June 30, 2012, the Company recognized a valuation allowance of $1.6 million on these properties.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
Horizon Center	Hamilton Township	NJ	5.3	68,000	Office/Flex/Retail
3 & 5 AAA Drive (a)	Hamilton Township	NJ	17.5	112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4	32,000	Office
2 South Gold Drive (b)	Hamilton Township	NJ	9.5	75,000	Office
Plaza VIII and IX Associates, L.L.C. (c)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (d)	Jersey City	NJ	6.5	3,113,500	Office
One Newark Center (c)	Newark	NJ	1.0	400,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	20.0	150,000	Office/Retail
3 Campus Drive	Parsippany	NJ	10.0	124,000	Office
Mack-Cali Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (c)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (c)	East Rutherford	NJ	3.2	500,000	Hotel (e)
Elmsford Distribution Center (f)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
South Westchester Executive Park (f)	Yonkers	NY	52.4	350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Rose Tree Corporate Center	Media	PA	2.3	15,200	Office
Capital Office Park	Greenbelt	MD	42.8	595,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Downtown Crossing (c)	Boston	MA	1.5	1,481,000	Mixed-Use
Total:			319.3	11,526,450

(a)	This land parcel also includes an existing office building totaling 35,270 square feet.
(b)	This land parcel also includes an existing office building totaling 33,962 square feet.
(c)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(d)	In addition, there are 21 acres of riparian property.
(e)	Hotel project can comprise up to 520 rooms.
(f)	Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Roseland Transaction

Overall Summary
(dollars in thousands)

As of September 30, 2012

Property Type	# of Properties	# of Apartment Units	Commercial Square Feet	# of Hotel Rooms	Garage Parking Spaces	Existing Debt Balance	Preferred Capital Balance	Allocated Purchase Price (a)

Operating multi-family	6	1,769	--	--	--	$475,435	$ 197,404	$ 32,586

Operating commercial	4	--	212,145	--	--	12,017	5,055	7,692

In-process development projects (b)	13	2,149	--	--	1,591	45,419	112,739	29,692

Land parcels (b)	--	5,980	736,000	321	--	74,559	75,083	38,187

Management companies	--	--	--	--	--	--	--	6,859
Total	23	9,898	948,145	321	1,591	$607,430	$ 390,281	$115,016

(a)	Represents initial consideration before any earn out consideration or purchase accounting adjustment.
(b)	Number of apartment units, commercial square feet, hotel rooms and garage parking spaces are estimates.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Roseland Transaction

Summary of Operating Properties
(dollars in thousands)

As of September 30, 2012

Property	Location	Year Built	# of Properties	Percent Leased	# of Apartment Units	Square Feet (a)	Revenue Per Unit (b)	Existing Debt			Preferred			Roseland Effective Ownership	Allocated Purchase Price (c)
								Balance	Maturity Date	Interest Rate	Capital Balance	Return Rate	Investor

Operating Multi-family:
Marbella	Jersey City, NJ	2003	1	98.80%	412	369,607	$2,522	$95,000	5/01/18	4.990%	$7,567	9.50%	Prudential	24.27%	$17,052
Monaco (North and South)	Jersey City, NJ	2011	1	98.50%	523	477,254	2,903 (i)	165,000	2/01/21	4.190%	78,637	9.00%	Prudential	15.00%	5,073
Metropolitan at 40 Park	Morristown, NJ	2010	1	98.50%	130	124,232	2,931	48,535 (d) (e)	2/08/13	L+275	14,619	9.00%	Prudential	12.50%	7,137	(f)
Highlands at Morristown Station	Morristown, NJ	2009	1	95.40%	217	185,733	2,364	40,000	7/01/15	4.000%	30,447	8.00% (g)	Prudential	25.00%	2,185
Riversedge at Port Imperial	Weehawken, NJ	2009	1	99.20%	236	214,402	2,933	57,000	6/30/13	L+235	37,002	9.00%	Prudential	40.00%	1,139
Quarrystone	Malden, MA	2008	1	96.80%	251	278,657	1,886	69,900	11/14/12	L+325	29,132	15.95%	Lennar	25.00%	-
Total operating multi-family			6		1,769	1,649,885		$475,435			$197,404				$32,586

Operating Commercial:
Shops at 40 Park	Morristown, NJ	2010	1	39.00%		50,771		(d) (e)						12.50%		(f)
Condos at 40 Park (for sale)	Morristown, NJ	2010	-	4 Condos		-		(e)						25.00%		(f)
Riverwalk at Port Imperial	West New York, NJ	2006	1	58.00%		35,829					$5,055	9.00%		20.00%	$2,241
Offices at Crystal Lake	West Orange, NJ	2001	1	100.00%		106,345		8,055	11/01/23	4.760%				31.25%	2,478
233 Canoe Brook (h)	Short Hills, NJ	1961	1	100.00%		19,200		3,962	2/01/19	4.375%				100.00%	2,973
Total operating commercial			4			212,145		$12,017			$5,055				$7,692

Total			10		1,769	1,862,030		$487,452			$202,459				$40,278

(a)	Certain multi-family properties have small retail components which are excluded from square feet.
(b)
Total apartment revenue for the twelve months ended September 30, 2012 divided by the average percent leased for the twelve months ended September 30, 2012, divided by the number of units and divided by 12.

(c)	Represents initial consideration before any earn out consideration or purchase accounting adjustments.
(d)	Existing debt balance of $48.5 million is secured by both of these properties.
(e)	There is a partner note associated with the land acquisition. As of September 30, 2012, the balance was $3.9 million, accrues interest at 8.0 percent and is priority to member distributions.
(f)	Allocated purchase price of $7.1 million is attributed to four projects (including one in-process development).
(g)	Rate increases to 9.0 percent on December 24, 2012.
(h)	This property is 100 percent occupied by Roseland as its headquarters.
(i)	Property was in lease up during the twelve months ended September 30, 2012.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Roseland Transaction

Summary of In-Process Development Projects
(dollars in thousands)

As of September 30, 2012

Property	Location	# of Properties	# of Apartment Units (a)	Square Feet (a)	Garage Parking Spaces (a)	Estimated Start Date	Estimated Completion Date	Existing Debt			Preferred			Roseland Effective Ownership	Allocated Purchase Price (b)
								Balance	Maturity Date	Interest Rate	Capital Balance	Return Rate	Investor

In-Process Multi-family:
Rivertrace at Port Imperial	West New York, NJ	1	316	294,532		Started	4Q-14	$11,761	7/15/21	6.000%	$37,996	7.75%	UBS	25.00%	$3,028
Lincoln Harbor	Weehawken, NJ	1	356	327,738		Started	2Q-15				46,560	8.50%	Hartz	7.50%	710
Port Imperial Building 13	Weehawken, NJ	1	280	256,860		4Q-12	3Q-15				24,578 (c)	9.00%	Prudential	16.00%	1,639
Marbella II	Jersey City, NJ	1	311	277,827		4Q-12	3Q-15				2,795	9.00%	Prudential	24.27%	5,672
Lofts at 40 Park	Morristown, NJ	1	91	79,835		1Q-13	4Q-14							25.00%	-	(d)
Riverpark at Harrison I	Harrison, NJ	1	141	121,680		4Q-12	4Q-14	1,117	9/30/13	L+300				36.00%	2,580
Glenmark at Tuckahoe	Eastchester, NJ	1	108	106,091		4Q-12	4Q-14							26.25%	2,134
Portside at Pier One – Bldg 7	East Boston, MA	1	176	158,919		4Q-12	3Q-14				465	9.00%	Prudential	38.25%	2,576
Overlook Ridge – 2C & 3B	Malden/Revere, MA	1	370	340,721		4Q-12	1Q-16				345 (e)	(f)	UBS	25.00%	-
Total in process multi-family:		9	2,149	1,964,203				$12,878			$112,739				$18,339

In-Process Commercial:
Port Imperial 4/5 Garage/Retail	Weehawken, NJ	2		17,795 (g)	850	Started	4Q-12	$32,541	9/30/13	L+350				(h)	8,660
Port Imperial 1/3 Garage/Retail	Weehawken, NJ	2		17,614 (g)	741	2Q-13	3Q-14							33.00%	2,693
Total in-process commercial:		4		35,409	1,591			$32,541							$11,353

Total		13	2,149	1,999,612	1,591			$45,419			$112,739				$29,692

(a)	Number of apartment units, square feet and garage parking spaces are estimates.
(b)	Represents initial consideration before any earn out consideration or purchase accounting adjustments.
(c)	Roseland has $651,290 of preferred capital which is pari passu with a portion of the preferred investor’s capital.
(d)	Allocated purchase price of $7.1 million is attributed to four projects (including three operating properties).
(e)	Roseland has $345,128 of preferred capital which is pari passu with a portion of the preferred investor’s capital.
(f)	UBS has 6.5 percent preference on operating cash flow and a 9.0 percent IRR on a capital event.
(g)	Retail square feet only.
(h)	Roseland effective ownership is 34.1 percent for the garage and 43.75 percent for the retail.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Roseland Transaction

Summary of Land Parcels
(dollars in thousands)

As of September 30, 2012

Site	Location	# of Apartment Units (a)	Square Feet (a)	# of Hotel Rooms (a)	Existing Debt			Preferred				Roseland Effective Ownership	Allocated Purchase Price (b)
					Balance	Maturity Date	Interest Rate	Capital Balance		Return Rate	Investor

Port Imperial North	West New York, NJ	836						$55,206	(c)		Prudential	20.00%	$1,678
Riverwalk C	West New York, NJ	363						19,877		10.00%	Prudential	20.00%	856
Lincoln Harbor II	Weehawken, NJ	228										7.50%	218
Port Imperial South	Weehawken, NJ	1,148	416,000	321	$41,951	3/23/13	L+275	(d)			Romulus	50.00%	30,016
Hillsborough 206	Hillsborough, NJ		160,000									50.00%	1,962
San Remo	Jersey City, NJ	300										41.67%	1,151
Liberty Landing	Jersey City, NJ	1,000			600	7/15/13	4.000%					50.00%
Morris Township	Morris Township, NJ	80										Land Option
Freehold	Freehold, NJ	360										Land Option
Riverpark at Harrison 5-8	Harrison, NJ	141										Land Option
Overlook Ridge	Malden/Revere, MA	896	160,000		26,637	3/02/14	L+350	(e)			Rowe	50.00%
LR Overlook Phase III	Malden, MA	240			5,371	12/14/12	L+400					50.00%
Portside at Pier One 1-6	East Boston, MA	388										85.00%	2,306

Total		5,980	736,000	321	$74,559			$75,083					$38,187

(a)	Number of apartment units, square feet and hotel rooms are estimates.
(b)	Represents initial consideration before any earn out consideration or purchase accounting adjustments.
(c)	Roseland has $5,888,311 of preferred capital which is pari passu with a portion of the preferred investor’s capital.
(d)
Represents non-interest bearing priority land capital account.  Each developed asset type has a distinct Tier I (100 percent Romulus) and Tier II (75 percent Romulus / 25 percent Roseland) structure prior to the 50/50 ownership split and is currently estimated that Tier I payments total $17.6 million and Tier II payments total $44.6 million, ($33.4 million to Romulus and $11.2 million to Roseland).

(e)
These parcels have priority land capital accounts allocated approximately 97 percent to Rowe and 3 percent to Roseland.  The priority calculation is $20,000 per apartment and $20 per commercial square feet and is currently estimated to be $21.1 million.  Upon a parcel being transferred to a venture, the priority payment accrues at 8.0 percent.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

V.  PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended September 30, 2012)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 6/30/12	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/12 (c)	Pct. Leased 9/30/12	Pct. Leased 6/30/12

Northern NJ	12,560,743	-	(354,961)	243,146	(111,815)	12,448,928	86.1%	86.6%
Central NJ	5,105,124	-	(54,489)	142,924	88,435	5,193,559	90.0%	88.4%
Westchester Co., NY	4,379,887	-	(328,010)	286,741	(41,269)	4,338,618	90.6%	91.5%
Manhattan	500,961	-	-	-	-	500,961	95.5%	95.5%
Sub. Philadelphia	2,943,214	-	(155,025)	144,516	(10,509)	2,932,705	87.4%	87.7%
Fairfield, CT	513,830	-	(79,131)	74,948	(4,183)	509,647	85.3%	86.0%
Washington, DC/MD	1,009,344	-	(29,795)	24,231	(5,564)	1,003,780	77.6%	78.1%
Rockland Co., NY	152,983	-	(1,057)	16,484	15,427	168,410	93.6%	85.0%
Totals	27,166,086	-	(1,002,468)	932,990	(69,478)	27,096,608	87.5%	87.6%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of June 30, 2012	31,024,712
Total sq. ft. of properties added/sold this period	(47,700)
Total sq. ft. as of September 30, 2012	30,977,012

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring September 30, 2012 aggregating 113,335 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Leasing Statistics

(For the three months ended September 30, 2012)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	29	243,146	179,368	63,778	7.4	24.94	4.44
Central NJ	Office	26	132,468	88,156	44,312	7.3	17.99	4.46
	Office/Flex	2	10,456	1,560	8,896	5.2	20.97	2.35
Westchester Co., NY	Office	14	37,755	25,710	12,045	6.3	19.26	3.45
	Office/Flex	13	171,783	23,083	148,700	4.8	16.74	0.78
	Industrial/Warehouse	1	77,203	-	77,203	5.0	6.76	0.20
Sub. Philadelphia	Office	9	48,931	15,185	33,746	5.4	20.03	3.95
	Office/Flex	7	95,585	18,435	77,150	4.8	8.59	1.17
Fairfield Co., CT	Office	4	8,948	1,355	7,593	2.5	20.93	2.37
	Office/Flex	1	66,000	-	66,000	3.0	13.77	0.20
Washington, DC/MD	Office	13	24,231	3,841	20,390	3.5	23.68	3.05
Rockland Co., NY	Office	2	16,484	16,484	-	9.8	13.59	4.10

Totals		121	932,990	373,177	559,813	5.9	17.67	3.03

Detail by Property Type
	Office	97	511,963	330,099	181,864	6.9	21.75	4.28
	Office/Flex	23	343,824	43,078	300,746	4.5	14.03	0.88
	Industrial/Warehouse	1	77,203	-	77,203	5.0	6.76	0.20

Totals		121	932,990	373,177	559,813	5.9	17.67	3.03

Tenant Retention:	Leases Retained	59.1%
	Sq. Ft. Retained	55.8%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $12,727,696 and commissions of $3,802,740 committed, but not necessarily expended, during the period for second generation space aggregating 932,348 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Leasing Statistics
(For the three months ended September 30, 2012)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 6/30/12	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/12	Pct. Leased 9/30/12	Pct. Leased 6/30/12

Northern NJ	726,746	-	(7,447)	-	(7,447)	719,299	80.2%	81.1%
Central NJ	242,669	-	(3,297)	7,759	4,462	247,131	77.4%	76.0%

Totals	969,415	-	(10,744)	7,759	(2,985)	966,430	79.5%	79.7%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of June 30, 2012	1,215,575
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of September 30, 2012	1,215,575

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	-	-	-	-	-	-	-
Central NJ	2	7,759	1,465	6,294	2.8	19.70	3.20

Totals	2	7,759	1,465	6,294	2.8	19.70	3.20

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $37,285 and commissions of $31,252 committed, but not necessarily expended, during the period for second generation space aggregating 7,759 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Leasing Statistics
(For the nine months ended September 30, 2012)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/11	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/12 (c)	Pct. Leased 9/30/12	Pct. Leased 12/31/11

Northern NJ	12,771,180	-	(1,327,439)	1,005,187	(322,252)	12,448,928	86.1%	88.0%
Central NJ	5,166,040	-	(426,201)	453,720	27,519	5,193,559	90.0%	89.5%
Westchester Co., NY	4,397,432	-	(809,808)	750,994	(58,814)	4,338,618	90.6%	91.8%
Manhattan	500,961	-	-	-	-	500,961	95.5%	95.5%
Sub. Philadelphia	3,068,115	(77,106)	(561,285)	502,981	(58,304)	2,932,705	87.4%	86.9%
Fairfield, CT	507,737	-	(102,760)	104,670	1,910	509,647	85.3%	84.9%
Washington, DC/MD	984,751	-	(109,387)	128,416	19,029	1,003,780	77.6%	76.2%
Rockland Co., NY	155,967	-	(11,643)	24,086	12,443	168,410	93.6%	86.6%
Totals	27,552,183	(77,106)	(3,348,523)	2,970,054	(378,469)	27,096,608	87.5%	88.3%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2011	31,198,836
Total sq. ft. of properties added/sold this period	(221,824)
Total sq. ft. as of September 30, 2012	30,977,012

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring September 30, 2012 aggregating 113,335 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Leasing Statistics

(For the nine months ended September 30, 2012)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	110	997,587	490,700	506,887	7.6	27.08	4.19
	Office/Flex	1	7,600	-	7,600	3.3	14.30	1.60
Central NJ	Office	72	360,419	162,701	197,718	5.7	22.13	3.98
	Office/Flex	9	93,301	4,289	89,012	3.3	16.87	0.98
Westchester Co., NY	Office	56	211,782	47,271	164,511	5.5	24.69	3.11
	Office/Flex	50	462,009	104,631	357,378	5.0	16.93	1.76
	Industrial/Warehouse	1	77,203	-	77,203	5.0	6.76	0.20
Sub. Philadelphia	Office	45	239,511	61,550	177,961	3.6	23.44	3.51
	Office/Flex	22	263,470	49,655	213,815	4.0	9.83	1.18
Fairfield Co., CT	Office	11	38,670	26,157	12,513	3.6	19.54	3.13
	Office/Flex	1	66,000	-	66,000	3.0	13.77	0.20
Washington, DC/MD	Office	41	128,416	38,348	90,068	4.5	27.59	4.22
Rockland Co., NY	Office	7	24,086	17,318	6,768	7.4	16.35	3.75

Totals		426	2,970,054	1,002,620	1,967,434	5.7	21.57	3.32

Detail by Property Type
	Office	342	2,000,471	844,045	1,156,426	6.3	25.26	3.99
	Office/Flex	83	892,380	158,575	733,805	4.3	14.57	1.46
	Industrial/Warehouse	1	77,203	-	77,203	5.0	6.76	0.20

Totals		426	2,970,054	1,002,620	1,967,434	5.7	21.57	3.32

Tenant Retention:	Leases Retained	66.4%
	Sq. Ft. Retained	58.8%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $38,986,157 and commissions of $16,598,194 committed, but not necessarily expended, during the period for second generation space aggregating 2,958,171 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Leasing Statistics
(For the nine months ended September 30, 2012)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/11	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/12	Pct. Leased 9/30/12	Pct. Leased 12/31/11

Northern NJ	729,722	-	(77,096)	66,673	(10,423)	719,299	80.2%	81.4%
Central NJ	246,978	-	(10,396)	10,549	153	247,131	77.4%	77.4%

Totals	976,700	-	(87,492)	77,222	(10,270)	966,430	79.5%	80.3%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2011	1,215,575
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of September 30, 2012	1,215,575

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	3	66,673	6,094	60,579	8.4	25.85	2.69
Central NJ	4	10,549	1,465	9,084	3.0	19.78	3.22

Totals	7	77,222	7,559	69,663	7.6	25.02	2.72

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $728,331 and commissions of $871,339 committed, but not necessarily expended, during the period for second generation space aggregating 77,222 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area (b) (c)	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	136,114,737	22.2	6,495,715	21.1
Jersey City, NJ	115,289,693	18.9	4,317,978	13.9
Westchester-Rockland, NY	89,293,479	14.6	4,968,420	16.0
Bergen-Passaic, NJ	78,383,306	12.8	4,525,854	14.6
Philadelphia, PA-NJ	51,284,904	8.4	3,355,870	10.8
Middlesex-Somerset-Hunterdon, NJ	43,846,854	7.2	2,320,685	7.5
Washington, DC-MD-VA-WV	28,434,796	4.7	1,292,807	4.2
Monmouth-Ocean, NJ	25,118,189	4.1	1,620,863	5.2
Trenton, NJ	18,885,479	3.1	956,597	3.1
New York (Manhattan)	14,570,606	2.4	524,476	1.7
Stamford-Norwalk, CT	9,882,598	1.6	597,747	1.9

Totals	611,104,641	100.0	30,977,012	100.0

(a)
Annualized base rental revenue is based on actual September 2012 billings times 12.  For leases whose rent commences after October 1, 2012, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring September 30, 2012 aggregating 113,335 square feet and representing annualized rent of $2,659,320 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	86,437,980	14.2	3,149,150	11.9
Insurance Carriers & Related Activities	62,020,786	10.2	2,416,976	9.2
Manufacturing	52,823,337	8.7	2,609,470	9.8
Telecommunications	37,982,125	6.2	1,988,932	7.5
Legal Services	36,684,820	6.0	1,394,325	5.2
Credit Intermediation & Related Activities	32,138,727	5.3	1,123,016	4.2
Health Care & Social Assistance	31,977,376	5.2	1,515,868	5.7
Computer System Design Svcs.	26,388,510	4.3	1,274,429	4.8
Accounting/Tax Prep.	22,519,358	3.7	862,084	3.2
Wholesale Trade	19,440,155	3.2	1,339,786	5.0
Scientific Research/Development	19,400,805	3.2	644,237	2.4
Architectural/Engineering	16,908,605	2.8	729,062	2.7
Admin & Support, Waste Mgt. & Remediation Svcs.	16,271,784	2.7	764,013	2.9
Public Administration	15,619,830	2.6	605,361	2.3
Management/Scientific	13,871,759	2.3	561,637	2.1
Real Estate & Rental & Leasing	12,347,919	2.0	645,635	2.4
Arts, Entertainment & Recreation	12,062,952	2.0	717,680	2.7
Accommodation & Food Services	11,885,319	1.9	503,934	1.9
Other Services (except Public Administration)	11,608,590	1.9	473,807	1.8
Advertising/Related Services	9,020,003	1.5	344,507	1.3
Other Professional	8,093,260	1.3	361,353	1.4
Retail Trade	7,494,797	1.2	442,574	1.7
Construction	6,246,483	1.0	320,550	1.2
Data Processing Services	6,174,989	1.0	240,815	0.9
Information Services	5,723,008	0.9	231,470	0.9
Transportation	5,637,358	0.9	298,036	1.1
Broadcasting	5,084,892	0.8	185,449	0.7
Utilities	4,511,068	0.7	184,709	0.7
Educational Services	3,917,714	0.6	195,910	0.7
Publishing Industries	2,908,724	0.5	149,760	0.6
Other	7,901,608	1.2	323,585	1.1

Totals	611,104,641	100.0	26,598,120	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual September 2012 billings times 12.  For leases whose rent commences after October 1, 2012, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring September 30, 2012 aggregating 113,335 square feet and representing annualized rent of $2,659,320 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Consolidated Portfolio Analysis (a)

(as of September 30, 2012)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	111	41.6%	49	18.4%	--	--	--	--	--	--	160	60.0%
New York	21	7.9%	41	15.4%	6	2.2%	2	0.7%	2	0.7%	72	26.9%
Pennsylvania	17	6.4%	--	--	--	--	--	--	--	--	17	6.4%
Connecticut	2	0.7%	5	1.9%	--	--	--	--	--	--	7	2.6%
Wash., D.C./ Maryland	10	3.7%	--	--	--	--	--	--	1	0.4%	11	4.1%
TOTALS By Type:	161	60.3%	95	35.7%	6	2.2%	2	0.7%	3	1.1%	267	100.0%

(a)	Excludes 9 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Consolidated Portfolio Analysis (a)

(as of September 30, 2012)

Breakdown by Square Footage

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	19,552,417	63.1%	2,189,531	7.0%	--	--	--	--	21,741,948	70.1%
New York	2,739,384	8.8%	2,348,812	7.6%	387,400	1.3%	17,300	0.1%	5,492,896	17.8%
Pennsylvania	1,851,614	6.0%	--	--	--	--	--	--	1,851,614	6.0%
Connecticut	324,747	1.0%	273,000	0.9%	--	--	--	--	597,747	1.9%
Wash., D.C./ Maryland	1,292,807	4.2%	--	--	--	--	--	--	1,292,807	4.2%
TOTALS By Type:	25,760,969	83.1%	4,811,343	15.5%	387,400	1.3%	17,300	0.1%	30,977,012	100.0%

      (a)Excludes 9 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Consolidated Portfolio Analysis (a)

(Year ended September 30, 2012)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware- house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	$403,600	67.6%	$17,417	2.9%	--	--	--	--	--	--	$421,017	70.5%
New York	61,965	10.4%	34,231	5.7%	$4,474	0.8%	$484	0.1%	$333	0.1%	101,487	17.1%
Pennsylvania	38,197	6.4%	--	--	--	--	--	--	--	--	38,197	6.4%
Connecticut	5,500	0.9%	4,346	0.7%	--	--	--	--	--	--	9,846	1.6%
Wash., D.C./ Maryland	26,455	4.4%	--	--	--	--	--	--	153	--	26,608	4.4%
TOTALS By Type:	$535,717	89.7%	$55,994	9.3%	$4,474	0.8%	$484	0.1%	$486	0.1%	$597,155	100.0%

(a)	Excludes 9 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company.
(b)
Total base rent for the 12 months ended September 30, 2012, determined in accordance with GAAP.  Substantially all of the leases provide for annual base rents plus recoveriesand escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Consolidated Portfolio Analysis (a) (b)
(as of September 30, 2012)

Breakdown by Percentage Leased

PROPERTY TYPE:
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	87.1%	87.2%	--	--	87.1%
New York	87.4%	94.4%	97.8%	100.0%	91.2%
Pennsylvania	87.9%	--	--	--	87.9%
Connecticut	72.9%	100.0%	--	--	85.3%
Washington, D.C./ Maryland	77.6%	--	--	--	77.6%
WEIGHTED AVG. By Type:	86.6%	91.5%	97.8%	100.0%	87.5%

(a)	Excludes 9 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring September 30, 2012 aggregating 113,335 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Property Listing Office Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	97.3	2,885	0.48	20.73
Fort Lee
One Bridge Plaza	1981	200,000	92.5	4,688	0.79	25.34
2115 Linwood Avenue	1981	68,000	74.2	868	0.15	17.20
Little Ferry
200 Riser Road	1974	286,628	100.0	2,321	0.39	8.10
Lyndhurst
210 Clay Avenue	1981	121,203	90.9	2,470	0.41	22.42
Montvale
135 Chestnut Ridge Road	1981	66,150	76.4	815	0.14	16.13
Paramus
15 East Midland Avenue	1988	259,823	80.5	4,326	0.72	20.68
140 East Ridgewood Avenue	1981	239,680	91.9	4,833	0.81	21.94
461 From Road	1988	253,554	40.8	3,302	0.55	31.92
650 From Road	1978	348,510	70.7	6,087	1.02	24.70
61 South Paramus Road (e)	1985	269,191	60.8	4,479	0.75	27.37
Rochelle Park
120 West Passaic Street	1972	52,000	99.6	1,474	0.25	28.46
365 West Passaic Street	1976	212,578	85.3	3,930	0.66	21.67
395 West Passaic Street	1979	100,589	65.3	1,041	0.17	15.85
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.25	15.72
10 Mountainview Road	1986	192,000	82.4	3,157	0.53	19.95
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,951	0.33	21.87
470 Chestnut Ridge Road	1987	52,500	100.0	1,248	0.21	23.77
530 Chestnut Ridge Road	1986	57,204	80.2	757	0.13	16.50
50 Tice Boulevard	1984	235,000	85.9	5,462	0.91	27.06
300 Tice Boulevard	1991	230,000	100.0	6,005	1.01	26.11

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive (f)	1984	74,000	55.3	1,094	0.18	26.73
228 Strawbridge Drive (f)	1984	74,000	100.0	1,919	0.32	25.93
232 Strawbridge Drive (f)	1986	74,258	28.9	448	0.08	20.88

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	92.7	7,319	1.23	31.90
Roseland
4 Becker Farm Road	1983	281,762	95.5	6,809	1.14	25.30
5 Becker Farm Road	1982	118,343	92.6	2,374	0.40	21.66
6 Becker Farm Road	1982	129,732	78.3	2,573	0.43	25.33
101 Eisenhower Parkway	1980	237,000	84.6	4,935	0.83	24.61
103 Eisenhower Parkway	1985	151,545	65.7	2,252	0.38	22.62
105 Eisenhower Parkway	2001	220,000	94.9	5,090	0.85	24.38
75 Livingston Avenue	1985	94,221	64.2	1,126	0.19	18.61
85 Livingston Avenue	1985	124,595	84.8	2,712	0.45	25.67

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	100.0	11,312	1.89	28.28
Harborside Financial Center Plaza 2	1990	761,200	97.5	18,411	3.08	24.81
Harborside Financial Center Plaza 3	1990	725,600	94.8	19,549	3.27	28.42
Harborside Financial Center Plaza 4-A	2000	207,670	100.0	6,389	1.07	30.77
Harborside Financial Center Plaza 5	2002	977,225	84.8	34,335	5.76	41.43
101 Hudson Street	1992	1,246,283	89.0	29,333	4.91	26.45

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive	1981	35,270	89.7	588	0.10	18.59
600 Horizon Drive	2002	95,000	100.0	1,419	0.24	14.94
700 Horizon Drive	2007	120,000	100.0	2,459	0.41	20.49
2 South Gold Drive	1974	33,962	61.6	218	0.04	10.42
Princeton
103 Carnegie Center	1984	96,000	92.4	2,066	0.35	23.29
2 Independence Way	1981	67,401	100.0	1,531	0.26	22.71
3 Independence Way	1983	111,300	94.0	1,946	0.33	18.60
100 Overlook Center	1988	149,600	89.6	3,859	0.65	28.79
5 Vaughn Drive	1987	98,500	90.2	2,258	0.38	25.41

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	372	0.06	9.30
Edison
343 Thornall Street (c)	1991	195,709	87.2	3,489	0.58	20.44
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,445	0.41	15.28
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,757	0.29	15.28
30 Knightsbridge Road, Bldg. 5	1977	332,607	89.5	5,113	0.86	17.18
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	230	0.04	4.96
Plainsboro
500 College Road East (e)	1984	158,235	82.9	2,743	0.46	20.91
Woodbridge
581 Main Street	1991	200,000	99.3	4,947	0.83	24.91

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	47.2	434	0.07	20.65
3 Paragon Way	1991	66,898	74.8	799	0.13	15.97
4 Paragon Way	2002	63,989	30.8	530	0.09	26.89
100 Willow Brook Road	1988	60,557	57.4	727	0.12	20.92
Holmdel
23 Main Street	1977	350,000	100.0	4,012	0.67	11.46
Middletown
One River Centre Bldg. 1	1983	122,594	86.1	2,867	0.48	27.16
One River Centre Bldg. 2	1983	120,360	91.5	2,590	0.43	23.52
One River Centre Bldg. 3 and 4	1984	214,518	93.3	4,512	0.76	22.54

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.40	13.33
Wall Township
1305 Campus Parkway	1988	23,350	68.5	383	0.06	23.95
1350 Campus Parkway	1990	79,747	99.9	1,031	0.17	12.94

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	100.0	3,810	0.64	22.66
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,514	0.25	20.19
201 Littleton Road	1979	88,369	77.7	744	0.12	10.84
Morris Township
412 Mt. Kemble Avenue	1986	475,100	67.9	6,347	1.06	19.67
Parsippany
4 Campus Drive	1983	147,475	77.9	2,111	0.35	18.38
6 Campus Drive	1983	148,291	78.2	3,025	0.51	26.09
7 Campus Drive	1982	154,395	78.0	2,558	0.43	21.24
8 Campus Drive	1987	215,265	48.0	4,256	0.71	41.19
9 Campus Drive	1983	156,495	43.4	1,704	0.29	25.09
4 Century Drive	1981	100,036	62.5	1,121	0.19	17.93
5 Century Drive	1981	79,739	52.0	892	0.15	21.51
6 Century Drive	1981	100,036	58.0	501	0.08	8.63
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93
4 Gatehall Drive	1988	248,480	98.8	6,339	1.06	25.82
2 Hilton Court	1991	181,592	100.0	6,529	1.09	35.95
1633 Littleton Road	1978	57,722	100.0	1,131	0.19	19.59
600 Parsippany Road	1978	96,000	90.4	1,599	0.27	18.43
1 Sylvan Way	1989	150,557	96.0	3,581	0.60	24.78
4 Sylvan Way	1984	105,135	100.0	1,929	0.32	18.35
5 Sylvan Way	1989	151,383	89.0	3,790	0.63	28.13
7 Sylvan Way	1987	145,983	100.0	3,272	0.55	22.41
22 Sylvan Way	2009	249,409	100.0	6,327	1.06	25.37
20 Waterview Boulevard	1988	225,550	93.8	4,994	0.84	23.60
35 Waterview Boulevard	1990	172,498	93.8	4,249	0.71	26.26
5 Wood Hollow Road	1979	317,040	88.1	5,839	0.98	20.90

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	65.2	1,148	0.19	23.48
Totowa
999 Riverview Drive	1988	56,066	89.2	682	0.11	13.64

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	1,079	0.18	22.02
233 Mt. Airy Road	1987	66,000	24.7	246	0.04	15.09
Bernards
106 Allen Road	2000	132,010	93.9	2,538	0.43	20.47

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

Branchburg
51 Imclone Drive	1986	63,213	100.0	537	0.09	8.50
Bridgewater
55 Corporate Drive	2011	204,057	100.0	4,815	0.81	23.60
440 Route 22 East	1990	198,376	93.4	4,484	0.75	24.20
721 Route 202/206	1989	192,741	92.1	3,890	0.65	21.91
Warren
10 Independence Boulevard	1988	120,528	86.3	2,667	0.45	25.64

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	100.0	4,692	0.79	25.70
Cranford
6 Commerce Drive	1973	56,000	86.7	1,005	0.17	20.70
11 Commerce Drive	1981	90,000	95.0	2,162	0.36	25.29
12 Commerce Drive	1967	72,260	84.7	923	0.15	15.08
14 Commerce Drive	1971	67,189	85.2	1,182	0.20	20.65
20 Commerce Drive	1990	176,600	99.4	4,071	0.68	23.19
25 Commerce Drive	1971	67,749	86.8	1,370	0.23	23.30
65 Jackson Drive	1984	82,778	84.4	1,586	0.27	22.70
New Providence
890 Mountain Avenue	1977	80,000	72.6	993	0.17	17.10

Total New Jersey Office		19,552,417	87.1	403,600	67.61	23.69

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street	1970	524,476	95.5	15,286	2.56	30.52

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	93.6	3,647	0.61	21.65
WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	83.3	1,010	0.17	20.21
101 Executive Boulevard	1971	50,000	0.0	73	0.01	0.00
555 Taxter Road	1986	170,554	76.8	3,117	0.52	23.80
565 Taxter Road	1988	170,554	84.5	3,516	0.59	24.40
570 Taxter Road	1972	75,000	67.3	1,285	0.22	25.46
Hawthorne
1 Skyline Drive	1980	20,400	99.0	357	0.06	17.68
2 Skyline Drive	1987	30,000	100.0	543	0.09	18.10
7 Skyline Drive	1987	109,000	82.0	2,298	0.38	25.71
17 Skyline Drive (e)	1989	85,000	100.0	1,690	0.28	19.88
19 Skyline Drive	1982	248,400	100.0	4,036	0.68	16.25
Tarrytown
200 White Plains Road	1982	89,000	78.8	1,736	0.29	24.75
220 White Plains Road	1984	89,000	79.2	1,610	0.27	22.84
White Plains
1 Barker Avenue	1975	68,000	99.8	1,804	0.30	26.58
3 Barker Avenue	1983	65,300	92.1	1,558	0.26	25.91

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

50 Main Street	1985	309,000	83.8	8,300	1.39	32.05
11 Martine Avenue	1987	180,000	79.3	4,368	0.73	30.60
1 Water Street	1979	45,700	78.6	1,052	0.18	29.29
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,936	0.49	26.21
3 Executive Boulevard	1987	58,000	100.0	1,743	0.29	30.05

Total New York Office		2,739,384	87.4	61,965	10.37	25.88

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	69.5	873	0.15	20.70
1055 Westlakes Drive	1990	118,487	79.1	2,109	0.35	22.50
1205 Westlakes Drive	1988	130,265	99.1	2,988	0.50	23.15
1235 Westlakes Drive	1986	134,902	86.5	2,825	0.47	24.21

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,771	0.46	29.17
200 Stevens Drive	1987	208,000	100.0	6,088	1.02	29.27
300 Stevens Drive	1992	68,000	100.0	1,423	0.24	20.93
Media
1400 Providence Road – Center I	1986	100,000	98.5	2,085	0.35	21.17
1400 Providence Road – Center II	1990	160,000	100.0	3,583	0.60	22.39

MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	86.7	2,645	0.44	24.25
Blue Bell
4 Sentry Park	1982	63,930	83.5	1,044	0.17	19.56
5 Sentry Park East	1984	91,600	58.5	1,175	0.20	21.93
5 Sentry Park West	1984	38,400	68.3	253	0.04	9.65
16 Sentry Park West	1988	93,093	100.0	2,282	0.38	24.51
18 Sentry Park West	1988	95,010	75.4	2,257	0.38	31.51
Lower Providence
1000 Madison Avenue	1990	100,700	77.1	1,221	0.20	15.73
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	78.1	2,575	0.43	19.65

Total Pennsylvania Office		1,851,614	87.9	38,197	6.38	23.48

FAIRFIELD COUNTY, CONNECTICUT
Norwalk
40 Richards Avenue	1985	145,487	59.5	1,861	0.31	21.50
Stamford
1266 East Main Street	1984	179,260	83.7	3,639	0.61	24.25

Total Connecticut Office		324,747	72.9	5,500	0.92	23.25

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	99.0	6,316	1.06	37.63
1400 L Street, NW	1987	159,000	100.0	5,616	0.94	35.32

Total District of Columbia Office		328,549	99.5	11,932	2.00	36.51

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	910	0.15	23.52
6301 Ivy Lane	1979	112,003	76.6	2,004	0.34	23.36
6303 Ivy Lane	1980	112,047	85.6	2,363	0.40	24.64
6305 Ivy Lane	1982	112,022	97.8	1,867	0.31	17.04
6404 Ivy Lane	1987	165,234	70.5	2,349	0.39	20.16
6406 Ivy Lane	1991	163,857	13.2	0	0.00	0.00
6411 Ivy Lane	1984	138,405	69.1	2,117	0.35	22.14
Lanham
4200 Parliament Place	1989	122,000	92.9	2,913	0.49	25.70

Total Maryland Office		964,258	70.2	14,523	2.43	21.45

TOTAL OFFICE PROPERTIES		25,760,969	86.6	535,717	89.71	24.02

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	85.8	553	0.09	9.99
5 Terri Lane	1992	74,555	100.0	629	0.11	8.44
Moorestown
2 Commerce Drive	1986	49,000	75.6	214	0.04	5.78
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	87.5	233	0.04	6.93
201 Commerce Drive	1986	38,400	50.0	103	0.02	5.36
202 Commerce Drive	1988	51,200	91.8	225	0.04	4.79
1 Executive Drive	1989	20,570	90.8	127	0.02	6.80
2 Executive Drive	1988	60,800	65.8	296	0.05	7.40
101 Executive Drive	1990	29,355	99.7	297	0.05	10.15
102 Executive Drive	1990	64,000	100.0	474	0.08	7.41
225 Executive Drive	1990	50,600	79.1	260	0.04	6.50
97 Foster Road	1982	43,200	100.0	171	0.03	3.96
1507 Lancer Drive	1995	32,700	100.0	61	0.01	1.87
1245 North Church Street	1998	52,810	100.0	291	0.05	5.51
1247 North Church Street	1998	52,790	80.7	295	0.05	6.92
1256 North Church Street	1984	63,495	100.0	471	0.08	7.42
840 North Lenola Road	1995	38,300	100.0	370	0.06	9.66
844 North Lenola Road	1995	28,670	100.0	188	0.03	6.56
915 North Lenola Road	1998	52,488	100.0	293	0.05	5.58
2 Twosome Drive	2000	48,600	100.0	217	0.04	4.47
30 Twosome Drive	1997	39,675	100.0	301	0.05	7.59
31 Twosome Drive	1998	84,200	100.0	430	0.07	5.11
40 Twosome Drive	1996	40,265	86.6	237	0.04	6.80
41 Twosome Drive	1998	43,050	66.9	200	0.03	6.94
50 Twosome Drive	1997	34,075	100.0	256	0.04	7.51

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	120	0.02	5.56

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	64	0.01	4.82
200 Horizon Drive	1991	45,770	100.0	681	0.11	14.88
300 Horizon Drive	1989	69,780	49.3	457	0.08	13.28
500 Horizon Drive	1990	41,205	93.8	587	0.10	15.19

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	642	0.11	18.34
1340 Campus Parkway	1992	72,502	100.0	934	0.16	12.88
1345 Campus Parkway	1995	76,300	100.0	1,049	0.18	13.75
1433 Highway 34	1985	69,020	60.5	496	0.08	11.88
1320 Wyckoff Avenue	1986	20,336	100.0	222	0.04	10.92
1324 Wyckoff Avenue	1987	21,168	81.5	175	0.03	10.14

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	594	0.10	15.25
2 Center Court	1998	30,600	62.8	229	0.04	11.92
11 Commerce Way	1989	47,025	66.7	439	0.07	14.00
20 Commerce Way	1992	42,540	61.1	264	0.04	10.16
29 Commerce Way	1990	48,930	20.4	335	0.06	33.56
40 Commerce Way	1987	50,576	86.3	553	0.09	12.67
45 Commerce Way	1992	51,207	100.0	519	0.09	10.14
60 Commerce Way	1988	50,333	89.1	557	0.09	12.42
80 Commerce Way	1996	22,500	100.0	310	0.05	13.78
100 Commerce Way	1996	24,600	100.0	338	0.06	13.74
120 Commerce Way	1994	9,024	100.0	97	0.02	10.75
140 Commerce Way	1994	26,881	89.3	288	0.05	12.00

Total New Jersey Office/Flex		2,189,531	87.2	17,417	2.94	9.12

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	387	0.06	12.17
75 Clearbrook Road	1990	32,720	100.0	267	0.04	8.16
125 Clearbrook Road	2002	33,000	100.0	726	0.12	22.00
150 Clearbrook Road	1975	74,900	99.3	840	0.14	11.29
175 Clearbrook Road	1973	98,900	100.0	1,477	0.25	14.93
200 Clearbrook Road	1974	94,000	99.8	1,209	0.20	12.89
250 Clearbrook Road	1973	155,000	94.5	1,160	0.19	7.92
50 Executive Boulevard	1969	45,200	64.5	384	0.06	13.17
77 Executive Boulevard	1977	13,000	100.0	244	0.04	18.77
85 Executive Boulevard	1968	31,000	86.2	499	0.08	18.67
300 Executive Boulevard	1970	60,000	100.0	759	0.13	12.65
350 Executive Boulevard	1970	15,400	99.4	138	0.02	9.02
399 Executive Boulevard	1962	80,000	100.0	1,038	0.17	12.98
400 Executive Boulevard	1970	42,200	78.0	616	0.10	18.71
500 Executive Boulevard	1970	41,600	100.0	754	0.13	18.13
525 Executive Boulevard	1972	61,700	100.0	981	0.16	15.90
1 Westchester Plaza	1967	25,000	81.6	333	0.06	16.32
2 Westchester Plaza	1968	25,000	100.0	546	0.09	21.84
3 Westchester Plaza	1969	93,500	97.9	1,031	0.17	11.26
4 Westchester Plaza	1969	44,700	100.0	687	0.12	15.37
5 Westchester Plaza	1969	20,000	100.0	250	0.04	12.50
6 Westchester Plaza	1968	20,000	89.8	262	0.04	14.59
7 Westchester Plaza	1972	46,200	100.0	676	0.11	14.63
8 Westchester Plaza	1971	67,200	100.0	758	0.13	11.28
Hawthorne
200 Saw Mill River Road	1965	51,100	94.7	628	0.11	12.98
4 Skyline Drive	1987	80,600	100.0	1,513	0.25	18.77
5 Skyline Drive	1980	124,022	96.1	1,454	0.24	12.20
6 Skyline Drive	1980	44,155	100.0	629	0.11	14.25
8 Skyline Drive	1985	50,000	85.4	941	0.16	22.04
10 Skyline Drive	1985	20,000	100.0	395	0.07	19.75

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

11 Skyline Drive (e)	1989	45,000	100.0	942	0.16	20.93
12 Skyline Drive (e)	1999	46,850	68.5	592	0.10	18.45
15 Skyline Drive (e)	1989	55,000	18.7	951	0.16	92.46
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,447	0.24	18.87
200 Corporate Boulevard South	1990	84,000	100.0	1,604	0.27	19.10
4 Executive Plaza	1986	80,000	100.0	1,352	0.23	16.90
6 Executive Plaza	1987	80,000	100.0	1,544	0.26	19.30
1 Odell Plaza	1980	106,000	92.5	1,177	0.20	12.00
3 Odell Plaza	1984	71,065	100.0	1,596	0.27	22.46
5 Odell Plaza	1983	38,400	99.6	650	0.11	17.00
7 Odell Plaza	1984	42,600	99.6	794	0.13	18.71

Total New York Office/Flex		2,348,812	94.4	34,231	5.72	15.44

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,576	0.26	17.91
500 West Avenue	1988	25,000	100.0	423	0.07	16.92
550 West Avenue	1990	54,000	100.0	991	0.17	18.35
600 West Avenue	1999	66,000	100.0	670	0.11	10.15
650 West Avenue	1998	40,000	100.0	686	0.11	17.15

Total Connecticut Office/Flex		273,000	100.0	4,346	0.72	15.92

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	91.5	55,994	9.38	12.72

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane (e)	1957	6,600	100.0	100	0.02	15.15
2 Warehouse Lane (e)	1957	10,900	100.0	159	0.03	14.59
3 Warehouse Lane (e)	1957	77,200	100.0	372	0.06	4.82
4 Warehouse Lane (e)	1957	195,500	96.7	2,326	0.39	12.30
5 Warehouse Lane (e)	1957	75,100	97.1	979	0.16	13.43
6 Warehouse Lane (e)	1982	22,100	100.0	538	0.09	24.34

Total Industrial/Warehouse Properties		387,400	97.8	4,474	0.75	11.81

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	179	0.03	19.25
Yonkers
2 Executive Boulevard	1986	8,000	100.0	305	0.05	38.13

Total Retail Properties		17,300	100.0	484	0.08	27.98

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	148	0.02	--
Yonkers
1 Enterprise Boulevard	--	--	--	185	0.03	--

Total New York Land Leases		--	--	333	0.05	--

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
Capital Office Park Parcel A	--	--	--	153	0.03	--

Total Maryland Land Leases		--	--	153	0.03	--

Total Land Leases		--	--	486	0.08	--

TOTAL PROPERTIES		30,977,012	87.5	597,155	(g) 100.00	22.04

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring September 30, 2012 aggregating 113,335 square feet (representing 0.4 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for the 12 months ended September 30, 2012, determined in accordance with generally accepted accounting principles (“GAAP”).  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)	Base rent for the 12 months ended September 30, 2012, divided by net rentable square feet leased at September 30, 2012.
(e)	This property is located on land leased by the Company.
(f)	This property was identified as held for sale by the Company as of September 30, 2012 and is classified as discontinued operations in the financial statements.
(g)	Includes $3,461 pertaining to properties held for sale, which are classified as discontinued operations in the financial statements.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of September 30, 2012, based upon annualized base rental revenue:
	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
National Union Fire Insurance Company of Pittsburgh, PA	3	13,777,628	2.3	468,085	1.8	(b)
DB Services New Jersey, Inc.	2	12,111,630	2.0	402,068	1.5	2017
New Cingular Wireless PCS, LLC	4	9,744,793	1.6	433,296	1.6	(c)
Keystone Mercy Health Plan	3	9,501,488	1.6	317,245	1.2	2020
Wyndham Worldwide Operations	2	9,465,635	1.5	395,392	1.5	(d)
United States of America-GSA	13	9,087,407	1.5	298,463	1.1	(e)
Forest Research Institute, Inc.	1	8,961,536	1.5	215,659	0.8	2017
Bank Of Tokyo-Mitsubishi UFJ, Ltd.	1	8,923,723	1.5	261,957	1.0	(f)
Prentice-Hall, Inc.	1	8,643,699	1.4	474,801	1.8	2014
ICAP Securities USA, LLC	1	6,601,073	1.1	159,834	0.6	2017
TD Ameritrade Online Holdings	1	6,165,233	1.0	188,776	0.7	2020
Daiichi Sankyo, Inc.	2	6,151,614	1.0	180,807	0.7	(g)
Merrill Lynch Pierce Fenner	1	5,883,780	1.0	294,189	1.1	2017
Montefiore Medical Center	6	5,730,031	0.9	256,292	1.0	(h)
HQ Global Workplaces, LLC	19	5,269,422	0.9	305,292	1.1	(i)
IBM Corporation	2	5,177,420	0.8	292,304	1.1	(j)
KPMG, LLP	3	5,103,709	0.8	187,536	0.7	(k)
Sanofi-Aventis U.S., Inc.	1	4,489,254	0.7	204,057	0.8	2026
J.H. Cohn, LLP	2	4,335,049	0.7	155,056	0.6	(l)
Vonage America, Inc.	1	4,256,000	0.7	350,000	1.3	2017
Allstate Insurance Company	8	4,166,459	0.7	184,763	0.7	(m)
AT&T Corp.	1	4,137,500	0.7	275,000	1.0	2014
Morgan Stanley Smith Barney	4	4,136,248	0.7	142,530	0.5	(n)
Arch Insurance Company	1	3,685,118	0.6	106,815	0.4	2024
Morgan Stanley & Co., Inc.	1	3,674,040	0.6	306,170	1.2	2013
Oppenheimer & Co., Inc.	1	3,269,465	0.5	118,871	0.4	(o)
Alpharma, LLC	1	3,053,604	0.5	112,235	0.4	2018
SunAmerica Asset Management	1	2,958,893	0.5	69,621	0.3	2018
E*Trade Financial Corporation	1	2,930,757	0.5	106,573	0.4	2022
United States Life Insurance Co.	1	2,880,000	0.5	180,000	0.7	2013
Plymouth Rock Management Company of New Jersey	2	2,870,142	0.5	116,889	0.4	2020
Natixis North America, Inc.	1	2,823,569	0.5	89,907	0.3	2021
Tullett Prebon Holdings Corp.	1	2,809,850	0.5	100,759	0.4	2023
Continental Casualty Company	2	2,784,736	0.5	100,712	0.4	(p)
AAA Mid-Atlantic, Inc.	2	2,758,793	0.5	129,784	0.5	(q)
Connell Foley, LLP	2	2,572,383	0.4	97,822	0.4	2015
Shaw Facilities, Inc.	2	2,560,205	0.4	113,625	0.4	2016
New Jersey Turnpike Authority	1	2,530,631	0.4	100,223	0.4	2017
Lowenstein Sandler, P.C.	1	2,491,594	0.4	98,677	0.4	2017
Tradeweb Markets, LLC	1	2,490,140	0.4	64,976	0.2	2017
Bunge Management Services, Inc.	1	2,458,765	0.4	66,303	0.2	2020
Movado Group, Inc.	1	2,449,828	0.4	90,050	0.3	2018
Savvis Communications Corporation	1	2,430,116	0.4	71,474	0.3	2015
Virgin Mobile USA, LP	1	2,427,776	0.4	93,376	0.4	2016
Credit Suisse (USA), Inc.	1	2,395,619	0.4	71,511	0.3	(r)
Sony Music Entertainment	1	2,359,986	0.4	97,653	0.4	2014
T-Mobile USA, Inc.	1	2,339,254	0.4	105,135	0.4	2014
ASRC Aerospace Corporation	1	2,316,667	0.4	81,108	0.3	2014
Qualcare Alliance Networks, Inc.	2	2,316,191	0.4	118,779	0.4	2021
Tower Insurance Company of New York	1	2,306,760	0.4	76,892	0.3	2023

Totals		234,765,213	38.8	9,329,342	35.1

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual September 2012 billings times 12.  For leases whose rent commences after July 1, 2012, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	69,944 square feet expire in 2012; 281,023 square feet expire in 2018; 117,118 square feet expire 2019.
(c)	333,145 square feet expire in 2013; 72,385 square feet expire in 2014; 27,766 square feet expire in 2015.
(d)	145,983 square feet expire in 2013; 249,409 square feet expire in 2029.
(e)
67,167 square feet expire in 2013; 4,879 square feet expire in 2014; 180,729 square feet expire in 2015; 15,851 square feet expire in 2016; 8,241 square feet expire in 2017; 21,596 square feet expire in 2022.

(f)	24,607 square feet expire in 2019; 237,350 square feet expire in 2029.
(g)	8,907 square feet expire in 2013; 171,900 square feet expire in 2022.
(h)
9,170 square feet expire in 2013; 5,850 square feet expire in 2014; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019; 8,600 square feet expire in 2020; 14,842 square feet expire in 2021; 9,610 square feet expire in 2022.

(i)
22,064 square feet expire in 2013; 22,279 square feet expire in 2015; 12,407 square feet expire in 2017; 33,649 square feet expire in 2018; 19,485 square feet expire in 2019; 21,008 square feet expire in 2020; 14,724 square feet expire in 2021; 36,158 square feet expire in 2023; 123,518 square feet expire in 2024.

(j)	248,399 square feet expire in 2012; 43,905 square feet expire in 2013.
(k)	77,381 square feet expire in 2012; 10,877 square feet expire in 2013; 53,409 square feet expire in 2019; 45,869 square feet expire in 2020.
(l)	1,021 square feet expire in 2014; 154,035 square feet expire in 2020.
(m)
29,005 square feet expire in 2013; 4,456 square feet expire in 2014; 5,348 square feet expire in 2015; 4,014 square feet expire in 2016; 90,334 square feet expire in 2017; 51,606 square feet expire in 2018.

(n)	26,262 square feet expire in 2013; 26,834 square feet expire in 2014; 29,654 square feet expire in 2015; 36,998 square feet expire in 2016; 22,782 square feet expire in 2018.
(o)	104,008 square feet expire in 2013; 14,863 square feet expire in 2017.
(p)	19,416 square feet expire in 2016; 81,296 square feet expire in 2031.
(q)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.
(r)	7,098 square feet expire in 2013; 64,413 square feet expire in 2014.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning October 1, 2012, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2012 through 2014 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2012 (c)
Northern NJ	34	377,192	1.5	9,701,337	25.72	1.5
Central NJ	9	66,838	0.3	1,554,449	23.26	0.3
Westchester Co., NY	7	20,734	0.1	447,381	21.58	0.1
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	7	36,242	0.1	591,630	16.32	0.1
Fairfield, CT	1	7,000	(d)	63,000	9.00	(d)
Washington, DC/MD	1	1,780	(d)	37,772	21.22	(d)
Rockland Co., NY	1	203	(d)	5,400	26.60	(d)
TOTAL – 2012	60	509,989	2.0	12,400,969	24.32	2.0

2013
Northern NJ	110	885,731	3.2	22,106,721	24.96	3.5
Central NJ	86	624,438	2.3	14,621,172	23.41	2.4
Westchester Co., NY	115	866,032	3.3	16,054,231	18.54	2.6
Manhattan	2	104,008	0.4	2,808,711	27.00	0.5
Sub. Philadelphia	73	393,700	1.5	6,670,750	16.94	1.1
Fairfield, CT	14	88,362	0.3	1,637,563	18.53	0.3
Washington, DC/MD	25	119,447	0.5	2,917,863	24.43	0.5
Rockland Co., NY	8	41,941	0.2	1,095,456	26.12	0.2
TOTAL – 2013	433	3,123,659	11.7	67,912,467	21.74	11.1

2014
Northern NJ	124	1,833,420	6.9	41,416,529	22.59	6.8
Central NJ	55	439,033	1.7	8,973,490	20.44	1.5
Westchester Co., NY	92	529,518	2.0	11,114,436	20.99	1.8
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	66	383,820	1.4	6,741,303	17.56	1.1
Fairfield, CT	9	31,681	0.1	720,943	22.76	0.1
Washington, DC/MD	30	169,852	0.6	4,708,260	27.72	0.8
Rockland Co., NY	7	22,571	0.1	568,455	25.19	0.1
TOTAL – 2014	383	3,409,895	12.8	74,243,416	21.77	12.2

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2015	314	3,379,425	12.7		72,995,049	21.60	11.9

2016	275	2,637,808	9.9		57,911,733	21.95	9.5

2017	269	3,656,580	13.8		86,468,007	23.65	14.2

2018	190	2,256,297	8.5		54,434,498	24.13	8.9

2019	98	1,358,387	5.1		28,425,186	20.93	4.7

2020	89	1,419,171	5.3		33,260,748	23.44	5.4

2021	74	1,179,182	4.4		30,189,530	25.60	4.9

2022	53	1,116,417	4.2		26,265,201	23.53	4.3

2023 and thereafter	73	2,551,310	9.6		66,597,837	26.10	10.9
Totals/
Weighted Average	2,311	26,598,120	(c) (e)	100.0	611,104,641	22.98	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual September 2012 billings times 12.  For leases whose rent commences after October 1, 2012 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring September 30, 2012 aggregating 113,335 square feet and representing annualized rent of $2,659,320 for which no new leases were signed.
(d)	Represents 0.05% or less.
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	26,598,120
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	498,488
Square footage unleased	3,880,404
Total net rentable square footage (does not include land leases)	30,977,012

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning October 1, 2012, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2012 through 2014 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2012 (c)
Northern NJ	32	366,138	1.7	9,531,972	26.03	1.6
Central NJ	9	66,838	0.3	1,554,449	23.26	0.3
Westchester Co., NY	4	7,469	(d)	208,031	27.85	(d)
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	5	14,542	0.1	358,130	24.63	0.1
Fairfield Co., CT	-	-	-	-	-	-
Washington, DC/MD	1	1,780	(d)	37,772	21.22	(d)
Rockland Co., NY	1	203	(d)	5,400	26.60	(d)
TOTAL – 2012	52	456,970	2.1	11,695,754	25.59	2.0

2013
Northern NJ	100	805,809	3.6	21,086,295	26.17	3.9
Central NJ	77	552,187	2.5	13,708,852	24.83	2.5
Westchester Co., NY	60	425,019	2.0	9,369,784	22.05	1.7
Manhattan	2	104,008	0.5	2,808,711	27.00	0.5
Sub. Philadelphia	52	227,272	1.0	5,427,574	23.88	1.0
Fairfield Co., CT	10	19,799	0.1	466,457	23.56	0.1
Washington, DC/MD	25	119,447	0.6	2,917,863	24.43	0.5
Rockland Co., NY	8	41,941	0.2	1,095,456	26.12	0.2
TOTAL – 2013	334	2,295,482	10.5	56,880,992	24.78	10.4

2014
Northern NJ	119	1,777,260	8.1	40,680,331	22.89	7.5
Central NJ	52	416,441	1.9	8,655,844	20.79	1.6
Westchester Co., NY	47	215,679	1.0	5,708,779	26.47	1.0
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	52	239,355	1.1	5,685,299	23.75	1.0
Fairfield Co., CT	7	24,256	0.1	595,014	24.53	0.1
Washington, DC/MD	30	169,852	0.8	4,708,260	27.72	0.9
Rockland Co., NY	7	22,571	0.1	568,455	25.19	0.1
TOTAL – 2014	314	2,865,414	13.1	66,601,982	23.24	12.2

2015	258	2,862,342	13.1	66,818,702	23.34	12.2

2016	217	2,040,337	9.4	49,528,328	24.27	9.0

2017	210	3,126,807	14.3	79,950,594	25.57	14.6

2018	144	1,691,566	7.8	47,571,967	28.12	8.7

2019	73	866,594	4.0	21,964,588	25.35	4.0

2020	76	1,227,833	5.6	31,020,591	25.26	5.7

2021	58	1,035,987	4.8	27,864,997	26.90	5.1

2022	48	1,053,875	4.8	25,437,249	24.14	4.6

2023 and thereafter	59	2,286,354	10.5	62,747,465	27.44	11.5
Totals/Weighted Average	1,843	21,809,561 (c)	100.0	548,083,209	25.13	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual September 2012 billings times 12.  For leases whose rent commences after October 1, 2012 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring September 30, 2012 aggregating 94,735 square feet and representing annualized rent of $2,354,820 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning October 1, 2012, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2012 through 2014 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2012 (c)
Northern NJ	2	11,054	0.2	169,365	15.32	0.2
Central NJ	-	-	-	-	-	-
Westchester Co., NY	3	13,265	0.2	239,350	18.04	0.4
Sub. Philadelphia	2	21,700	0.5	233,500	10.76	0.4
Fairfield Co., CT	1	7,000	0.2	63,000	9.00	0.1
TOTAL – 2012	8	53,019	1.1	705,215	13.30	1.1

2013
Northern NJ	10	79,922	1.8	1,020,426	12.77	1.7
Central NJ	9	72,251	1.6	912,320	12.63	1.6
Westchester Co., NY	44	228,829	5.2	4,308,171	18.83	7.4
Sub. Philadelphia	21	166,428	3.8	1,243,176	7.47	2.1
Fairfield Co., CT	4	68,563	1.6	1,171,106	17.08	2.0
TOTAL – 2013	88	615,993	14.0	8,655,199	14.05	14.8

2014
Northern NJ	5	56,160	1.3	736,198	13.11	1.4
Central NJ	3	22,592	0.5	317,646	14.06	0.5
Westchester Co., NY	41	273,994	6.2	4,580,731	16.72	7.8
Sub. Philadelphia	14	144,465	3.3	1,056,004	7.31	1.8
Fairfield Co., CT	2	7,425	0.2	125,929	16.96	0.2
TOTAL – 2014	65	504,636	11.5	6,816,508	13.51	11.7

2015	55	489,083	11.1	5,826,347	11.91	10.0

2016	54	566,483	12.9	8,041,561	14.20	13.8

2017	59	529,773	12.1	6,517,413	12.30	11.1

2018	45	487,528	11.1	6,499,177	13.33	11.1

2019	25	491,793	11.2	6,460,598	13.14	11.1

2020	13	191,338	4.4	2,240,157	11.71	3.8

2021	16	143,195	3.3	2,324,533	16.23	4.0

2022	5	62,542	1.4	827,952	13.24	1.4

2023 and thereafter	13	256,956	5.9	3,578,372	13.93	6.1
Totals/Weighted
Average	446	4,392,339	(c) 100.0	58,493,032	13.32	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual September 2012 billings times 12.  For leases whose rent commences after October 1, 2012, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring September 30, 2012 aggregating 18,600 square feet and representing annualized rent of $304,500 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning October 1, 2012, assuming that none of the tenants exercise renewal or termination options.  All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013	11	212,184	56.0	2,376,276	11.20	58.2

2014	3	30,545	8.1	649,926	21.28	15.9

2015	1	28,000	7.4	350,000	12.50	8.6

2016	4	30,988	8.2	341,844	11.03	8.4

2018	1	77,203	20.3	363,354	4.71	8.9
Totals/Weighted
Average	20	378,920	100.0	4,081,400	10.77	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual September 2012 billings times 12.  For leases whose rent commences after October 1, 2012, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning October 1, 2012, assuming that none of the tenants exercise renewal or termination options.  All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014	1	9,300	53.8	175,000	18.82	39.2

2023 and thereafter	1	8,000	46.2	272,000	34.00	60.8
Totals/Weighted
Average	2	17,300	100.0	447,000	25.84	100.0

(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual September 2012 billings times 12.  For leases whose rent commences after October 1, 2012 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2012